UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                         Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

                                 ALLEGIANT FUNDS

                (Name of Registrant as Specified in Its Charter)


                  --------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transactions applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND
                          200 Public Square, 5th Floor
                               Cleveland, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS                                       ALLEGIANT FIXED INCOME FUNDS
International Equity Fund                                    Bond Fund
Large Cap Core Equity Fund                                   Government Mortgage Fund
Large Cap Growth Fund                                        Intermediate Bond Fund
Large Cap Value Fund                                         Limited Maturity Bond Fund
Mid Cap Growth Fund                                          Total Return Advantage Fund
Mid Cap Value Fund                                           Ultra Short Bond Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund                    ALLEGIANT TAX FREE BOND FUNDS
Multi-Factor Small Cap Growth Fund                           Intermediate Tax Exempt Bond Fund
Multi-Factor Small Cap Value Fund                            Michigan Intermediate Municipal Bond Fund
S&P 500 Index Fund                                           Ohio Intermediate Tax Exempt Bond Fund
Small Cap Core Fund                                          Pennsylvania Intermediate Municipal Bond Fund
Small Cap Growth Fund

ALLEGIANT ASSET ALLOCATION FUNDS                             ALLEGIANT MONEY MARKET FUNDS
Aggressive Allocation Fund                                   Government Money Market Fund
Balanced Allocation Fund                                     Money Market Fund
Conservative Allocation Fund                                 Ohio Municipal Money Market Fund
                                                             Pennsylvania Tax Exempt Money Market Fund
ALLEGIANT ADVANTAGE FUND                                     Tax Exempt Money Market Fund
Institutional Money Market Fund                              Treasury Money Market Fund

                  (each a "Fund" and collectively, the "Funds")
              ----------------------------------------------------

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 2006

              ----------------------------------------------------

To the Shareholders:

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of each Fund of the Trusts will be held on June 26, 2006 at 3:00 p.m., Eastern Time, at the offices of the Trusts' co-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Meeting is being held to consider and vote on the following proposals:


   Proposal 1 To elect  seven (7)  existing  Trustees  and elect   three (3) new
              Trustees.

   Proposal 2 To authorize  Allegiant Asset  Management  Company,  upon approval of the Board of Trustees, to enter into or amend sub-advisory agreements without shareholder approval. The implementation of this proposal is subject to receipt of an Exemptive Order from the Securities and Exchange Commission ("SEC").

   Proposal 3 To  transact such other  business as  may properly come before the
              Meeting and any adjournments thereof.

Shareholders of record of each Fund at the close of business on April 24, 2006 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof. The accompanying Proxy Statement contains more information about the proposals referred to above.

Shareholders are invited to attend in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or vote via telephone or the Internet by following the instructions on the attached proxy card. If you have any questions before you vote, please contact the Funds by calling Allegiant Funds toll-free at 1-800-622-FUND (3863) or Allegiant Advantage Fund toll-free at 1-800-364-4890.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 12 P.M. (EASTERN TIME) ON JUNE 21, 2006.

By Order of the Boards of Trustees

Timothy L. Swanson
President
Allegiant Funds
Allegiant Advantage Fund
May 18, 2006

                                IMPORTANT NOTICE

         At a Special Meeting of each Fund of the Trusts to be held on June 26, 2006, shareholders of record will have the opportunity to vote on the proposals relating to the Funds. We recommend that you read the enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing these proposals.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT



Q.       WHY ARE THE FUNDS HOLDING A SPECIAL MEETING?

A. The Boards of Trustees of the Trusts (the "Board") are asking shareholders to (i) elect Trustees to the Board ("Proposal 1") and (ii) authorize Allegiant Asset Management Company, upon approval of the Board, to enter into or amend sub-advisory agreements without shareholder approval ("Proposal 2"). The implementation of Proposal 2 is subject to receipt of an Exemptive Order from the SEC.

QUESTIONS AND ANSWERS RELATED TO PROPOSAL 1

Q.       WHO ARE THE NOMINEES TO THE BOARD?

A. There are ten (10) nominees, seven of whom currently serve as Trustees. Information on each of the nominees is provided in the Proxy Statement.

Q.       WHO WILL LEAD THE BOARD?

A. Robert D. Neary, who has served as the Chairman of the Board since 1996, will continue in such capacity. Mr. Neary is not an "interested person" of the Trusts as defined in the Investment Company Act of 1940, as amended ("Independent Trustee").

Q. WHY IS THE BOARD RECOMMENDING THAT SHAREHOLDERS APPROVE THE ELECTION OF THE TRUSTEES?

A. Each Trust's Declaration of Trust does not require the annual election of Trustees. However, pursuant to Section 16 of the Investment Company Act of 1940, as amended, each Trust is required to hold a shareholder meeting for the purpose of electing Trustees if, after a vacancy on the Board, less than two-thirds of the Trustees holding office would have been elected by the shareholders. As a result, the addition of new Trustees requires a vote of the shareholders. In connection with the foregoing, the Board considered the qualifications of each of the nominees and determined that the nominees would expand the breadth and depth of the Board by virtue of their varied backgrounds and qualifications.

Q.       HOW WILL THE ELECTION OF THE NOMINEES AFFECT MANAGEMENT OF THE FUNDS?

A. Although, if elected, your Board will have new Trustees, the investment adviser to the Funds, Allegiant Asset Management Company ("Adviser"), will not change. The proposal is not intended to impact the investment policies, strategies and risks of any of the Funds, and the composition of the Funds' portfolios should not change as a result of the election of Trustees.

Q.       HOW WILL THE ELECTION OF THE NOMINEES AFFECT THE EXPENSES OF THE FUNDS?

A. There will be no increase in the expenses of the Funds as a result of the election of the new Board. Information regarding the Trustees' fees is provided in the Proxy Statement under the heading "Trustee Compensation."

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including a majority of the Independent Trustees, unanimously recommends that you vote FOR Proposal 1.

QUESTIONS AND ANSWERS RELATED TO PROPOSAL 2

Q. WHY DOES THE BOARD ENDORSE HAVING THE ABILITY TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL?

A. The Board believes the proposal will benefit shareholders by allowing the Adviser, with Board approval, to access broader money management expertise and hire or replace sub-advisers without the delay and expense of a shareholder meeting. This is especially true in today's rapidly changing securities markets. The management of Fund assets can be addressed swiftly as changes may be needed. Mutual funds that operate in this structure are commonly referred to as "manager of managers" funds. The Funds are in the process of seeking a SEC Exemptive Order that will permit the Adviser to operate the Funds as manager of managers funds as long as (i) shareholder approval is first obtained of the manager of managers structure, (ii) the Board approves each sub-adviser or sub-advisory agreement change and (iii) certain information is provided to shareholders within 90 days of any change being made.

Q. DOES THE ADVISER INTEND TO RECOMMEND THAT ANY OF THE FUNDS HIRE OR CHANGE A SUB-ADVISER?

A. No. As of the date of this proxy statement, the Board does not expect to consider any new sub-advisers for the Funds. However, if Proposal 2 is approved, new sub-advisers could be hired without the expense of a shareholder meeting.

Q.       WILL THE ADVISORY FEES AND EXPENSES WITH RESPECT TO THE FUNDS INCREASE?

A. No, the advisory fees will not change. Each sub-adviser will be paid a portion of the advisory fee currently paid to the Adviser as described in the advisory agreement between the Adviser and each Fund.

Q.       WILL  I  BE  NOTIFIED   OF  ANY   CHANGES  TO  A  FUND'S   SUB-ADVISORY
         ARRANGEMENTS?

A. Yes. Within 90 days of a change to a Fund's sub-advisory arrangements, you will be provided with a written notice that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q.       WHY IS A SHAREHOLDER VOTE NECESSARY?

A. As a condition to the Trusts' request for a SEC Exemptive Order, the operation of the manager of managers structure must first be approved by a majority of the outstanding voting securities of the Funds, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), before implementation.

Q.       HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Board, including a majority of the Independent Trustees, unanimously recommends that you vote FOR Proposal 2.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. We encourage all shareholders to participate in the governance of the Funds. Approval of Proposal 1 requires the affirmative vote of a plurality of the aggregate outstanding shares of each Trust present in person or by proxy. Shareholders of each Fund will vote separately on Proposal 2. Approval of Proposal 2 requires the affirmative vote of a majority of all votes attributable to the voting securities of all shareholders of each Fund on the Record Date, which is defined in the 1940 Act to mean the vote of (i) 67 percent or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares of the Fund, whichever is less.

         In addition, your immediate response on the enclosed proxy will help save the costs of any further solicitations.

Q.       HOW DO I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and Internet voting. If you need assistance, or have any questions regarding the proxy or how to vote your shares, please call Allegiant Funds at 1-800-622-FUND (3863) or Allegiant Advantage Fund at 1-800-364-4890.

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUND
                          200 Public Square, 5th Floor
                               Cleveland, OH 44114
                   (EACH A "TRUST" AND TOGETHER, THE "TRUSTS")

ALLEGIANT EQUITY FUNDS                                       ALLEGIANT FIXED INCOME FUNDS
International Equity Fund                                    Bond Fund
Large Cap Core Equity Fund                                   Government Mortgage Fund
Large Cap Growth Fund                                        Intermediate Bond Fund
Large Cap Value Fund                                         Limited Maturity Bond Fund
Mid Cap Growth Fund                                          Total Return Advantage Fund
Mid Cap Value Fund                                           Ultra Short Bond Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Focused Value Fund                    ALLEGIANT TAX FREE BOND FUNDS
Multi-Factor Small Cap Growth Fund                           Intermediate Tax Exempt Bond Fund
Multi-Factor Small Cap Value Fund                            Michigan Intermediate Municipal Bond Fund
S&P 500 Index Fund                                           Ohio Intermediate Tax Exempt Bond Fund
Small Cap Core Fund                                          Pennsylvania Intermediate Municipal Bond Fund
Small Cap Growth Fund

ALLEGIANT ASSET ALLOCATION FUNDS                             ALLEGIANT MONEY MARKET FUNDS
Aggressive Allocation Fund                                   Government Money Market Fund
Balanced Allocation Fund                                     Money Market Fund
Conservative Allocation Fund                                 Ohio Municipal Money Market Fund
                                                             Pennsylvania Tax Exempt Money Market Fund
ALLEGIANT ADVANTAGE FUND                                     Tax Exempt Money Market Fund
Institutional Money Market Fund                              Treasury Money Market Fund

                  (each a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT

        JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2006

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Trusts (the "Board") for use at the Joint Special Meeting of Shareholders of each Fund of the Trusts (the "Meeting") to be held on June 26, 2006 at 3:00 p.m. Eastern Time at the offices of the Trusts' co-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406. This Proxy Statement and the accompanying proxy were mailed to shareholders on or about May 18, 2006. The close of business on April 24, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders are entitled to one (1) vote for each full share held and fractional votes for fractional shares held on the Record Date. The table below shows the net asset value and total outstanding shares of each Fund as of the Record Date:

                                                                                   TOTAL NUMBER OF
FUND                                                  NET ASSET VALUE            SHARES OUTSTANDING
ALLEGIANT FUNDS
   International Equity Fund
     Class A Shares                                         14.75                      983,126.353
     Class B Shares                                         14.38                       87,798.381
     Class C Shares                                         14.34                       73,183.401
     Class I Shares                                         14.89                   18,336,344.540
     Class R Shares                                         --                               0.000
   Large Cap Core Equity Fund
     Class A Shares                                         12.66                      487,666.983
     Class B Shares                                         12.17                      271,749.392
     Class C Shares                                         12.16                       36,045.497
     Class I Shares                                         12.80                   18,375,922.447
     Class R Shares                                         --                               0.000
   Large Cap Growth Fund
     Class A Shares                                         20.18                    6,202,401.301
     Class B Shares                                         19.23                      459,768.908
     Class C Shares                                         19.25                       44,207.484
     Class I Shares                                         20.47                   23,489,674.293
     Class R Shares                                         --                               0.000
   Large Cap Value Fund
     Class A Shares                                         19.25                    2,899,492.278
     Class B Shares                                         19.15                      475,069.228
     Class C Shares                                         19.07                       31,991.361
     Class I Shares                                         19.30                   31,027,439.612
     Class R Shares                                         --                               0.000
   Mid Cap Growth Fund
     Class A Shares                                          7.90                    2,324,071.737
     Class B Shares                                          6.41                      212,863.618
     Class C Shares                                          6.50                       22,764.458
     Class I Shares                                          8.27                    1,928,100.289
   Mid Cap Value Fund
     Class A Shares                                         13.82                      733,813.563
     Class B Shares                                         13.61                      350,357.612
     Class C Shares                                         13.68                      127,604.079
     Class I Shares                                         13.97                    6,603,903.287
     Class R Shares                                         13.81                          398.610
   Multi-Factor Small Cap Core Fund
     Class A Shares                                         11.71                        8,509.372
     Class C Shares                                         11.72                            1.000
     Class I Shares                                         11.72                      591,277.105
   Multi-Factor Small Cap Focused Value Fund
     Class A Shares                                         11.25                        1,623.074
     Class C Shares                                         11.32                            1.000
     Class I Shares                                         11.27                      546,567.752

                                                                                   TOTAL NUMBER OF
FUND                                                  NET ASSET VALUE            SHARES OUTSTANDING
   Multi-Factor Small Cap Growth Fund
     Class A Shares                                         11.49                        1,866.343
     Class C Shares                                         11.57                            1.000
     Class I Shares                                         11.50                      520,699.990
   Multi-Factor Small Cap Value Fund
     Class A Shares                                         21.05                   10,057,275.488
     Class B Shares                                         19.93                      889,181.660
     Class C Shares                                         19.88                    1,065,487.026
     Class I Shares                                         22.15                   30,675,981.054
   S&P 500 Index Fund
     Class A Shares                                         11.18                    2,319,912.388
     Class B Shares                                         11.10                      393,730.648
     Class C Shares                                         11.13                      151,454.841
     Class I Shares                                         11.20                   15,898,125.913
     Class R Shares                                         11.16                       66,611.755
   Small Cap Core Fund
     Class A Shares                                         13.10                      283,953.779
     Class B Shares                                         12.93                       36,032.906
     Class C Shares                                         12.95                       74,372.043
     Class I Shares                                         13.18                   17,360,064.503
   Small Cap Growth Fund
     Class A Shares                                         10.29                    1,849,267.961
     Class B Shares                                          9.71                      184,588.041
     Class C Shares                                          9.73                       21,709.367
     Class I Shares                                         10.52                    2,156,024.340
     Class R Shares                                         --                               0.000
   Aggressive Allocation Fund
     Class A Shares                                         10.69                      131,001.189
     Class B Shares                                         10.47                      147,550.287
     Class C Shares                                         10.50                       95,666.699
     Class I Shares                                         10.74                      627,441.412
   Balanced Allocation Fund
     Class A Shares                                         10.91                    1,346,885.402
     Class B Shares                                         10.92                      545,814.590
     Class C Shares                                         10.86                      121,516.881
     Class I Shares                                         10.89                   11,823,421.638
   Conservative Allocation Fund
     Class A Shares                                         10.54                       69,627.181
     Class B Shares                                         10.49                       99,588.594
     Class C Shares                                         10.50                       58,296.713
     Class I Shares                                         10.55                      712,463.391
   Bond Fund
     Class A Shares                                          9.81                      784,731.677
     Class B Shares                                          9.80                       75,872.181
     Class C Shares                                          9.79                       18,945.105
     Class I Shares                                          9.79                   37,180,718.694

                                                                                   TOTAL NUMBER OF
FUND                                                  NET ASSET VALUE            SHARES OUTSTANDING
   Government Mortgage Fund
     Class A Shares                                          8.98                    1,855,497.656
     Class B Shares                                          8.95                      415,468.668
     Class C Shares                                          8.96                      228,121.211
     Class I Shares                                          8.98                   27,315,403.043
     Class R Shares                                         --                               0.000
   Intermediate Bond Fund
     Class A Shares                                         10.42                    1,056,459.246
     Class B Shares                                         10.42                      494,069.471
     Class C Shares                                         10.44                       44,417.796
     Class I Shares                                         10.40                   39,228,139.150
   Limited Maturity Bond Fund
     Class A Shares                                          9.75                      496,636.406
     Class B Shares                                          9.75                       90,466.468
     Class C Shares                                          9.74                       54,921.521
     Class I Shares                                          9.72                   18,143,468.314
     Class R Shares                                         --                               0.000
   Total Return Advantage Fund
     Class A Shares                                          9.94                      554,837.205
     Class B Shares                                          9.97                      116,041.921
     Class C Shares                                          9.96                       22,253.526
     Class I Shares                                          9.94                   33,048,621.430
     Class R Shares                                         --                               0.000
   Ultra Short Bond Fund
     Class A Shares                                          9.83                      157,696.120
     Class I Shares                                          9.84                   10,754,178.596
   Intermediate Tax Exempt Bond Fund
     Class A Shares                                          9.92                      607,443.793
     Class B Shares                                          9.89                       44,530.709
     Class C Shares                                          9.89                        3,970.927
     Class I Shares                                          9.90                   11,723,873.366
   Michigan Intermediate Municipal Bond Fund
     Class A Shares                                         10.37                    1,803,394.132
     Class B Shares                                         10.39                       72,994.233
     Class C Shares                                         10.40                       16,450.337
     Class I Shares                                         10.38                    6,202,185.717
   Ohio Intermediate Tax Exempt Bond Fund
     Class A Shares                                         10.90                    1,080,299.415
     Class B Shares                                         10.88                       89,708.643
     Class C Shares                                         10.88                       59,055.687
     Class I Shares                                         10.94                   12,971,130.361
   Pennsylvania Intermediate Municipal Bond Fund
     Class A Shares                                         10.30                      159,709.399
     Class C Shares                                         10.29                       75,769.242
     Class I Shares                                         10.28                    4,320,397.389

                                                                                   TOTAL NUMBER OF
FUND                                                  NET ASSET VALUE            SHARES OUTSTANDING
   Government Money Market Fund
     Class A Shares                                          1.00                  367,481,907.735
     Class I Shares                                          1.00                  516,684,450.964
   Money Market Fund
     Class A Shares                                          1.00                  821,313,686.814
     Class B Shares                                          1.00                      903,610.551
     Class C Shares                                          1.00                      116,622.315
     Class I Shares                                          1.00                2,095,905,051.340
   Ohio Municipal Money Market Fund
     Class A Shares                                          1.00                   76,531,963.710
     Class I Shares                                          1.00                  322,972,508.320
   Pennsylvania Tax Exempt Money Market Fund
     Class A Shares                                          1.00                   39,650,457.900
     Class I Shares                                          1.00                   88,381,798.390
   Tax Exempt Money Market Fund
     Class A Shares                                          1.00                  202,564,046.930
     Class I Shares                                          1.00                  374,706,686.840
   Treasury Money Market Fund
     Class A Shares                                          1.00                   10,041,798.990
     Class I Shares                                          1.00                  177,819,464.429
ALLEGIANT ADVANTAGE FUND
   Institutional Money Market Fund
     Advisor Shares                                          1.00                           10.000
     Institutional Shares                                    1.00                1,355,782,905.220


         All proxies solicited by the Board that are properly executed and received by the Trusts' Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders' instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the respective Trust of revocation in writing, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting in person, requesting return of any previously-delivered proxy and voting by ballot at the Meeting. If no instruction is given on a signed and returned proxy, it will be voted "FOR" each proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

         The presence in person or by proxy of shareholders of each Trust holding a majority of the total number of votes eligible to be cast by all shareholders of each Trust as of the Record Date constitutes a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trusts as inspectors of election for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

         The Board is seeking (i) approval of the re-election of seven (7) existing Trustees and the election of three (3) new Trustees ("Proposal 1") and
(ii) authorization for Allegiant Asset Management Company (the "Adviser"), upon approval of the Board, to enter into or amend sub-advisory agreements without shareholder approval ("Proposal 2"). The implementation of Proposal 2 is subject to receipt of an Exemptive Order from the Securities and Exchange Commission ("SEC"). If sufficient votes in favor of each Proposal are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. Any adjournment will require the affirmative vote of a majority of the votes present in person or by proxy at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal. Broker non-votes and abstentions will not be voted on a motion to adjourn the Meeting. The Adviser pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other proposal.

         The approval of Proposal 1 requires the affirmative vote of a plurality of the aggregate outstanding shares of each Trust present in person or by proxy. The approval of Proposal 2 requires the affirmative vote of a majority of the votes cast of each Fund, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act") to mean the vote of (i) 67 percent or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares of the Fund, whichever is less.

         The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

         YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF EACH TRUST'S ANNUAL REPORT DATED MAY 31, 2005 OR SEMI-ANNUAL REPORT DATED NOVEMBER 30, 2005 BY WRITING TO ALLEGIANT FUNDS AT P.O. BOX 8421, BOSTON, MA 02266-8421 OR BY CALLING TOLL-FREE 1-800-622-FUND (3863) AND BY WRITING TO ALLEGIANT ADVANTAGE FUND AT P.O. BOX 8163, BOSTON, MA 02266-8163 OR BY CALLING TOLL-FREE 1-800-364-4890. THESE REPORTS HAVE BEEN PREVIOUSLY MAILED TO SHAREHOLDERS.


--------------------------------------------------------------------------------
                                   PROPOSAL 1

                 RE-ELECTION OF SEVEN (7) EXISTING TRUSTEES AND
                       ELECTION OF THREE (3) NEW TRUSTEES
--------------------------------------------------------------------------------


         The ten (10) persons shown below have been nominated to the Board of Trustees of each Trust. The persons named as proxies will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy. The nominees, if elected, will take office on June 26, 2006. All of the nominees listed below have consented to serve as Trustees, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend. Each of the nominees was approved by the Nominating Committee of the Board. The following nominees are currently serving as Trustees of the Trusts: John G. Breen, John F. Durkott, Richard W. Furst, Gerald L. Gherlein, Dale C. LaPorte, Robert D. Neary and Kathleen A. Obert. Timothy L. Swanson, Kelley J. Brennan and Dorothy A. Berry do not currently serve on the Board of Trustees. Mr. Swanson currently serves as the President, Chief Executive Officer and Chief Legal Officer of the Trusts.

         The names and ages of the Trustee nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Except for Mr. Swanson, no Trustee nominee is expected to serve as an officer of either Trust. Unless otherwise indicated, the address of each Trustee nominee for purposes of business relating to either Trust is Allegiant Funds/Allegiant Advantage Fund, c/o National City Bank, Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, Ohio 44114, Attention: John Kernan.

                                    NOMINEES

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                 LENGTH                                  IN FUND
                                                 OF TIME                                 COMPLEX(2)
                               POSITION(S)       SERVED        PRINCIPAL OCCUPATION(S)     TO BE                OTHER
                               HELD WITH           IN           DURING THE PAST FIVE      OVERSEEN          DIRECTORSHIPS
       NAME AND AGE            THE TRUSTS      POSITION(1)           YEARS               BY NOMINEE      HELD BY NOMINEE(3)
       ------------            ----------      -----------    -----------------------    ----------      ------------------
INTERESTED TRUSTEE NOMINEES
John G. Breen(4)                Trustee      Since August   Retired; Chairman and CEO,        33        Director, Goodyear
Age:  71                                         2002       The Sherwin Williams Co.,                   Tire & Rubber Co.;
                                                            (manufacture, distribution                  Director, The Stanley
                                                            and sale of coatings)                       Works.
                                                            until May 2000.

Timothy L. Swanson(4)          President,       Trustee     Executive Vice President          33        None
Age:  38                    Chief Executive    Nominee;     and Chief Investment
                              Officer and       Officer     Officer, National City
                              Chief Legal        since      Corporation (bank holding
                                Officer      February 2006  company), since February
                                                            2003; Managing Director and
                                                            Head of Equity Management,
                                                            Evergreen Private Asset
                                                            Management, since January,
                                                            2002; Senior Vice President
                                                            and Head of Equity
                                                            Securities, Wachovia Asset
                                                            Management, since September
                                                            1999.
INDEPENDENT TRUSTEE
NOMINEES
Robert D. Neary             Chairman of the      Since      Retired; Co-Chairman of           33        Director, Strategic
Age:  72                       Board and     February 1996  Ernst & Young, April 1984                   Distribution, Inc.,
                                Trustee                     to September 1993.                          since January 1999;
                                                                                                        Director, Commercial
                                                                                                        Metals Company, since
                                                                                                        March 2001.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                 LENGTH                                  IN FUND
                                                 OF TIME                                 COMPLEX(2)
                               POSITION(S)       SERVED        PRINCIPAL OCCUPATION(S)     TO BE                OTHER
                               HELD WITH           IN           DURING THE PAST FIVE      OVERSEEN          DIRECTORSHIPS
       NAME AND AGE            THE TRUSTS      POSITION(1)           YEARS               BY NOMINEE      HELD BY NOMINEE(3)
       ------------            ----------      -----------    -----------------------    ----------      ------------------
John F. Durkott                 Trustee          Since      President and Chief               33        None
Age:  61                                       November     Executive Officer, Kittle's
                                                 1993       Home Furnishings Center,
                                                            Inc., since January 2002;
                                                            President and Chief
                                                            Operating Officer, Kittle's
                                                            Home Furnishings Center,
                                                            Inc., from January 1982
                                                            through January 2002;
                                                            Partner, Kittle's
                                                            Bloomington Properties LLC,
                                                            from January 1981 through
                                                            2003; Partner, KK&D LLC,
                                                            from January 1989 through
                                                            2003; Partner, KK&D II LLC,
                                                            from February 1998 through
                                                            2003 (affiliated real
                                                            estate companies of
                                                            Kittle's Home Furnishings
                                                            Center, Inc.).
Richard W. Furst                Trustee       Since June    Dean Emeritus, Gatton             33        None
Age:  67                                         1990       College of Business and
                                                            Economics, University
                                                            of  Kentucky,   since
                                                            June 2003; Garvice D.
                                                            Kincaid  Professor of
                                                            Finance,  since 1981;
                                                            Dean,  Gatton College
                                                            of    Business    and
                                                            Economics, University
                                                            of Kentucky,  1981 to
                                                            June 2003.

Gerald L. Gherlein              Trustee          Since      Retired; Executive                33        None
Age:  68                                         July       Vice-President and General
                                                 1997       Counsel, Eaton Corporation
                                                            (global manufacturing),
                                                            1991 to March 2000.

Dale C. LaPorte                 Trustee       Since April   Senior Vice President and         33        None
Age:  64                                         2005       General Counsel, Invacare
                                                            Corporation (manufacturer
                                                            of health care products),
                                                            since December 2005;
                                                            Partner, Calfee, Halter &
                                                            Griswold LLP (law firm),
                                                            1974-2005; Chairman of
                                                            Executive Committee of
                                                            Calfee, Halter & Griswold
                                                            LLP, January 2000 through
                                                            December 2004.

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                 LENGTH                                  IN FUND
                                                 OF TIME                                 COMPLEX(2)
                               POSITION(S)       SERVED        PRINCIPAL OCCUPATION(S)     TO BE                OTHER
                               HELD WITH           IN           DURING THE PAST FIVE      OVERSEEN          DIRECTORSHIPS
       NAME AND AGE            THE TRUSTS      POSITION(1)           YEARS               BY NOMINEE      HELD BY NOMINEE(3)
       ------------            ----------      -----------    -----------------------    ----------      ------------------
Kathleen A. Obert               Trustee      Since August   Chairman and CEO, Edward          33        None
Age:  47                                         2002       Howard & Co. (public
                                                            relations agency), since
                                                            2001; CEO, Edward Howard &
                                                            Co., 2000-2001

Kelley J. Brennan                 N/A           Trustee     Retired; Partner,                 33        None
Age:  63                                        Nominee     PricewaterhouseCoopers LLP,
                                                            October 1981 to June 2002.

Dorothy A. Berry                  N/A           Trustee     President, Talon                  33        Chairman and Director,
Age:  62                                        Nominee     Industries, Inc.                            Professionally Managed
                                                            (administrative, management                 Portfolios, since May
                                                            and business consulting),                   1991
                                                            since 1986.

(1) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his election or appointment and until his successor has been elected and qualified.

(2) The number of portfolios overseen by the Trustees includes 32 Funds of Allegiant Funds and 1 Fund of Allegiant Advantage Fund that were offered for sale as of the Record Date. The Trustees have authorized additional portfolios that have not yet been made available to investors.

(3) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act.

(4) Mr. Breen is considered to be an "interested person" of the Trusts as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Swanson is considered to be an "interested person" of the Trust because he
     (1) is an Executive Vice President and Chief Investment  Officer of NCC and
     (2) owns shares of common stock and options to purchase common stock of NCC.

         Each Trust's Declaration of Trust does not require the annual election of Trustees. However, in accordance with the 1940 Act, each Trust is required to hold a shareholders' meeting for the election of Trustees if, after filling a vacancy on the Board, less than two-thirds of the Trustees holding office would have been elected by the shareholders.

BOARD OF TRUSTEES AND COMMITTEES

         The Board has established two committees, i.e., the Audit Committee and the Nominating Committee. The functions performed by each of these committees are described below. Each Trustee attended 75% or more of the respective meetings of the full Board and of any committee of which he or she was a member that were held during the fiscal year ended May 31, 2005. The full Board met seven times during the fiscal year ended May 31, 2005.

         The Audit Committee consists of all Independent Trustees. The Audit Committee generally oversees each Trust's accounting and financial reporting process. The Audit Committee operates pursuant to its adopted Audit Committee Charter. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of each Trust's Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of each Trust's internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of each Trust's financial statements. Mr. Furst currently serves as the Chairman of the Audit Committee. The Audit Committee held three formal meetings during the fiscal year ended May 31, 2005.

         The Nominating Committee consists of all Independent Trustees. The Nominating Committee operates pursuant to its adopted charter, a copy of which is attached as Exhibit A to this Proxy Statement. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trusts to fill any vacancies on the Board. The Nominating Committee held one formal meeting during the fiscal year ended May 31, 2005. The Nominating Committee's procedures provide that each Trust's shareholders can submit nominees for consideration for Board vacancies by sending the nomination to the Trusts' Secretary, who will submit all nominations to the Nominating Committee.

         The Trusts do not have standing Compensation Committees. Considerations pertaining to compensation are discussed among the entire Board during regularly scheduled meetings, when applicable.

TRUSTEE COMPENSATION

         For their services as Trustees of the Trusts, each Trustee receives an annual fee of $40,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Board. The Trusts generally hold concurrent Board meetings. The Chairman of the Board receives an additional $25,000 per year and the Chairman of the Audit Committee receives an additional $6,000 per year for their services in these capacities. Prior to January 1, 2006, each Trustee received an annual fee of $25,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Board. The Chairman of the Board received an additional $21,000 per year and the Chairman of the Audit Committee received an additional $4,000 per year for their services in these capacities.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with the Trusts' Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more Funds of the Trusts and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trusts to retain any Trustee or pay any particular level of compensation.

         The table below summarizes, for each nominee entitled to receive compensation from the Trusts, the compensation earned from the Trusts for the fiscal year ended May 31, 2005.

                                                    Aggregate       Pension or Retirement     Estimated
                                Aggregate       Compensation from    Benefits Accrued as        Annual
Name of                     Compensation from       Allegiant        Part of the Trusts'    Benefits Upon  Total Compensation
Person, Position             Allegiant Funds+     Advantage Fund          Expenses            Retirement    from the Trusts
----------------            -----------------     --------------     --------------------   -------------  ------------------
INDEPENDENT TRUSTEE
NOMINEES

Robert D. Neary, Chairman
and Trustee                     $90,201              $1,799                  $0                  $0             $92,000

John F. Durkott, Trustee        $56,400              $1,100                  $0                  $0             $57,500

Richard W. Furst, Trustee       $58,317              $1,183                  $0                  $0             $59,500

Gerald L. Gherlein, Trustee     $57,400              $1,100                  $0                  $0             $58,500

Dale C. LaPorte, Trustee        $10,696               $554                   $0                  $0             $11,250

Kathleen A. Obert, Trustee      $57,400              $1,100                  $0                  $0             $58,500

INTERESTED TRUSTEE
NOMINEES

John G. Breen, Trustee          $56,400              $1,100                  $0                  $0             $57,500

+ Includes deferred compensation in the amount of $33,000 accrued during the fiscal year ended May 31, 2005 for Gerald L. Gherlein pursuant to the Plan.

TRUSTEE/NOMINEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each nominee in the Funds as of December 31, 2005.

INDEPENDENT TRUSTEE NOMINEES

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN THE FUNDS OF
                                                         DOLLAR RANGE OF                 THE TRUSTS OVERSEEN BY THE
NAME OF NOMINEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)              TRUSTEE/NOMINEE
--------------------------------------------- -------------------------------------- ------------------------------------
ROBERT D. NEARY                                                                                 Over 100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Intermediate Tax Exempt Bond Fund                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Ohio Municipal Money Market Fund                       Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN F. DURKOTT                                                                              $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
  International Equity Fund                                $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Growth Fund                                 $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Value Fund                                     $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Growth Fund                                      $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Mid Cap Value Fund                                       $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Small Cap Growth Fund                                    $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Multi-Factor Small Cap Value Fund                        $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Government Mortgage Fund                                 $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
RICHARD W. FURST                                                                                Over 100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Core Equity Fund                           $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Value Fund                                 $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Mid Cap Value Fund                                   $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                   $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Multi-Factor Small Cap Value Fund                    $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Total Return Advantage Fund                         $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------

--------------------------------------------- -------------------------------------- ------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN THE FUNDS OF
                                                         DOLLAR RANGE OF                 THE TRUSTS OVERSEEN BY THE
NAME OF NOMINEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)              TRUSTEE/NOMINEE
--------------------------------------------- -------------------------------------- ------------------------------------
GERALD L. GHERLEIN                                                                              Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   International Equity Fund                           $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                  $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Small Cap Core Fund                                  $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Large Cap Value Fund                                 $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
DALE C. LAPORTE                                                                                 Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   S&P 500 Index Fund                                     Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
   Money Market Fund                                   $50,001 - $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
KATHLEEN A. OBERT                                                                             $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Large Cap Core Equity Fund                               $1-$10,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Multi-Factor Small Cap Core Fund                      $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
  Ohio Intermediate Tax Exempt Bond
  Fund                                                  $10,001 - $50,000
--------------------------------------------- -------------------------------------- ------------------------------------
KELLEY J. BRENNAN                                                                                   NONE
--------------------------------------------- -------------------------------------- ------------------------------------
DOROTHY A. BERRY                                                                                    NONE
--------------------------------------------- -------------------------------------- ------------------------------------

INTERESTED TRUSTEE NOMINEES

--------------------------------------------- -------------------------------------- ------------------------------------


                                                         DOLLAR RANGE OF                  AGGREGATE DOLLAR RANGE OF
NAME OF NOMINEE/FUND                            EQUITY SECURITIES IN THE FUNDS(1)          EQUITY SECURITIES OWNED
--------------------------------------------- -------------------------------------- ------------------------------------
JOHN G. BREEN                                                                                   Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
    Money Market Fund                                     Over $100,000
--------------------------------------------- -------------------------------------- ------------------------------------
TIMOTHY L. SWANSON                                                                             $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------
    S&P 500 Index Fund                                   $10,001-$50,000
--------------------------------------------- -------------------------------------- ------------------------------------

---------------
1 Includes the value of shares beneficially owned by each nominee in each Fund as of December 31, 2005.

         As of December 31, 2005, except for the Ohio Intermediate Tax Exempt Bond Fund, the nominees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of the Trusts. The following table shows the shares beneficially owned by the nominees and officers of the Ohio Intermediate Tax Exempt Bond Fund:

------------------------ ------------------------------ -------------------------- --------------------------
                                                          Amount of Beneficial
    Title of Class         Name of Beneficial Owner             Ownership            Percent of Ownership
------------------------ ------------------------------ -------------------------- --------------------------
I Shares                 Robert D. Neary                        312,377.788                2.41%
------------------------ ------------------------------ -------------------------- --------------------------
I Shares                 Kathleen A. Obert                        1,371.115              0.0001%
------------------------ ------------------------------ -------------------------- --------------------------

CERTAIN INTERESTS OF INDEPENDENT TRUSTEE NOMINEES

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Mr. Durkott does not have an ownership interest in Kittle's. Kittle's has a $7.5 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2004 through December 31, 2005 was not greater than $6,500,000. The balance outstanding as of April 11, 2006 was $5,975,000. Interest is charged at a fluctuating rate equal to NCB's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance.

         Ms. Obert serves as Chairman and Chief Executive Officer of Edward Howard & Co. ("EH&C"). EH&C undertakes occasional media training, employee communications, crisis planning, marketing, publicity and corporate communications consulting services for National City Bank ("NCB"). From January 1, 2004 through December 31, 2004, EH&C earned approximately $60,000 in fees for these services. From January 1, 2005 through December 31, 2005, EH&C earned approximately $90,000 in fees for these services. EH&C expects to be engaged for similar projects by NCB from time to time at comparable fee levels. Ms. Obert has an unused line of credit with National City Bank in the amount of $50,000.

         Mr. LaPorte serves as Senior Vice President of business development and General Counsel of Invacare Corporation ("Invacare"). Invacare has a $400
million line of credit open with a lending syndicate of eleven banks, one of which is National City Bank ("NCB") and its subsidiary, National City Bank, Canada Branch ("NCB Canada"), which is under common control with the Adviser. The combined NCB and NCB Canada obligation as part of the syndicate is limited to 15% of the total value of the line of credit, or US $60 million. The line of credit is used for working capital and general corporate purposes. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2004 to December 31, 2005, based on month end balances, was $46,318,000. The NCB portion of the balance outstanding as of December 31, 2005 was $36,313,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2004 through December 31, 2004, NCB earned approximately $210,000 in fees for these services, which represented approximately 0.0023% of NCB's revenues for the period. From January 1, 2005 through December 31, 2005, NCB earned approximately $212,008 in fees for these services, which represented approximately 0.0027% of NCB's revenues for the period. From June 1, 2003 to December 30, 2005, Mr. LaPorte was a Partner at Calfee, Halter & Griswold LLP. Calfee, Halter & Griswold LLP has periodically represented National City Bank and other affiliates of National City Corporation, excluding investment adviser affiliates, in connection with commercial loans, bond transactions, equity investments and litigation matters. Fees from the representation were significantly less than 1% of the law firm's revenues in each of 2004 and 2005.

OFFICERS OF THE TRUSTS

         Officers hold office until they resign or their successors have been elected and qualified. Except for Mr. Swanson (President of the Trusts), information about the current officers, their age and principal occupations during the past five years, is set below. Information for Mr. Swanson appears in the table that begins on page 7 of this Proxy Statement. The officers of the Trusts do not receive any compensation from the Funds for their services.

     NAME, ADDRESS             POSITION HELD           TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
          AND                     WITH                  LENGTH OF TIME                   DURING THE
          AGE                    THE TRUST                  SERVED                     PAST FIVE YEARS
----------------------        ----------------         -------------------         ----------------------
Kathleen T. Barr(1)      Senior Vice President,             Since           Senior Vice President (formerly Vice
200 Public Square        Chief Administrative           February 2003       President), National City Bank and
5th Floor                Officer and Chief                                  Managing Director, Allegiant Asset
Cleveland, OH  44114     Compliance Officer                                 Management Group (formerly Armada
Age:  51                                                                    Funds Group), since June 1999;
                                                                            Managing Director, Allegiant Asset
                                                                            Management Company (formerly,
                                                                            National City Investment Management
                                                                            Company), since May 1996.

Audrey C. Talley         Secretary                   Since February 2005    Partner, Drinker Biddle & Reath
One Logan Square                                                            LLP(2), Philadelphia, Pennsylvania
18th and Cherry Streets                                                     (law firm).
Philadelphia, PA
19103-6996
Age:  52

Patrick Glazar           Treasurer                          Since           Assistant Vice President and
103 Bellevue Parkway                                    February 2006       Director, Accounting and
Wilmington, DE 19809                                                        Administration, PFPC Inc., since
Age:  38                                                                    September 2002; Senior Manager,
                                                                            PFPC Inc., 1994 to 2002.

John Kernan              Assistant Treasurer                Since           Vice President, National City Bank
200 Public Square                                       February 2005       and Managing Director of Fund
5th Floor                                                                   Administration, Allegiant Asset
Cleveland, OH  44114                                                        Management Group, since July 2004;
Age:  40                                                                    Senior Director of Fund
                                                                            Administration, State Street Bank and
                                                                            Trust Company, 1998 to 2004.

1 Ms. Barr previously served as Assistant Treasurer and Chief Compliance Officer of the Trusts from August 2002 until February 2003.
2 Drinker Biddle & Reath LLP serves as counsel to the Trusts.

BOARD CONSIDERATIONS

         In selecting the nominees who will serve as new Independent Trustees, the Nominating Committee reviewed the backgrounds and qualifications of several candidates and ultimately selected Kelley J. Brennan and Dorothy A. Berry. In reaching their determinations, the Nominating Committee carefully evaluated the qualifications of various candidates and their independence from the Adviser and other principal service providers. The Nominating Committee believes that the Independent Trustee nominees are independent in terms of both the letter and the spirit of the 1940 Act. The Nominating Committee also considered the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the Adviser or other service providers). The Nominating Committee, with the subsequent concurrence of the entire Board, concluded that these nominees possessed excellent qualifications and their skills would add dimension to the current Board composition. The Nominating Committee also concluded that these nominees would ably represent the shareholders' interests and determined that both of the nominees should be recommended for election by shareholders of the Funds, together with Mr. Swanson.

         In determining to recommend the current Trustees as nominees to the Board, the Board considered the nominees' business experience, the varied backgrounds and qualifications of each of the nominees, as well as their prior experience serving on the Board. As a result, the Board concluded to recommend the election of each of the current Trustees.

REQUIRED VOTE

         Approval of Proposal 1 requires the affirmative vote of a plurality of the aggregate outstanding shares of each Trust present in person or by proxy.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH NOMINEE.


--------------------------------------------------------------------------------
                                   PROPOSAL 2

        AUTHORIZE THE ADVISER, UPON APPROVAL OF THE BOARD, TO ENTER INTO
              OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER
            APPROVAL. THE IMPLEMENTATION OF PROPOSAL 2 IS SUBJECT TO
                   RECEIPT OF AN EXEMPTIVE ORDER FROM THE SEC.
--------------------------------------------------------------------------------



            This proposal would give the Funds the authority, with approval of the Board, to hire, fire and change sub-advisers and amend sub-advisory agreements without shareholder approval. The implementation of this proposal is subject to receipt of a SEC Exemptive Order. A fund operating under this structure is sometimes referred to as a "manager-of-managers" fund. The Adviser does not have any current intentions to engage a sub-adviser for any of the Funds that do not currently utilize a sub-adviser.

BACKGROUND

            Federal securities laws generally require that shareholders approve agreements with a Fund's investment adviser, as well as with any investment sub-advisers. Shareholder action also is required if the terms of existing advisory agreements are materially changed or if there is an assignment (as defined in the 1940 Act) of the advisory or sub-advisory contract. To obtain shareholder approval, a Fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by the Adviser regarding hiring, firing or retaining sub-advisers. The Board believes that this approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes and will enable the Board to make more timely changes it deems appropriate with respect to the day-to-day portfolio management of a Fund's assets.

            The Adviser currently serves as the investment adviser for each Fund of the Trusts. For all of these Funds, except the Allegiant International Equity Fund (the "International Fund"), the Adviser makes the day-to-day investment decisions. In regards to the International Fund, Polaris Capital Management, Inc. ("Polaris") serves as the investment sub-adviser to a portion of the International Fund's assets that the Adviser has allocated to a value strategy and the Adviser serves as adviser to the portion of the International Fund's assets dedicated to a growth strategy. In the future, the Board, on the recommendation of the Adviser, may wish to hire, remove, add or change a sub-adviser to handle the day-to-day investment decisions for a particular Fund without submitting the investment sub-advisory agreements, or material amendments to those agreements, to a vote of the shareholders of the affected Fund. In such cases, the Adviser would allocate and, when appropriate, reallocate the Fund's assets among such sub-advisers subject to the general oversight and approval of the Board. Each sub-adviser would have discretionary authority to invest that portion of a Fund's assets assigned to it.

            Under the proposed policy, the Adviser will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of a Fund's assets, and will (i) set each Fund's overall investment strategies, (ii) evaluate, select and recommend sub-advisers to manage all or a part of a Fund's assets, (iii) allocate and, when appropriate, reallocate a Fund's assets among multiple sub-advisers, (iv) monitor and evaluate the performance of the sub-advisers, and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with each Fund's investment objective, policies and restrictions. The Adviser will report its findings on these matters to the Board and will make recommendations regarding sub-advisers based on those findings. The proposed policy would allow the Board to approve the addition of a new sub-adviser or the replacement of an existing sub-adviser without shareholder approval. The proposed policy does not extend to a sub-adviser that is an "affiliated person" of the Adviser, as that term is defined in Section 2(a)(3) of the 1940 Act.

REQUEST FOR A SEC EXEMPTIVE ORDER

           On August 25, 2005, the Adviser and the Trusts submitted a request for an Exemptive Order to the SEC exempting the Adviser and the Trusts from the federal securities law requiring shareholder approval of the appointment of sub-advisers (the "Exemptive Order"). The Trusts expect the request to be approved in 2006. If approved, the Exemptive Order will permit the Adviser, with the approval of the Board, to hire, fire, and to enter into and materially amend investment sub-advisory agreements without shareholder approval. The Exemptive Order will also authorize the Adviser, with Board approval, to replace or reinstate sub-advisers with respect to any sub-advisory agreements that have automatically terminated as a result of an assignment, without the approval of shareholders. The Exemptive Order would apply to the following situations:

o The Adviser recommends that a Fund's assets, or a portion thereof, be managed by one or more investment sub-advisers;

o The Adviser recommends that a sub-adviser be removed and replaced with a different sub-adviser; or

o There is a change of control of a sub-adviser and the Adviser desires to continue to retain the sub-adviser.

            If the Exemptive Order is granted, the Adviser and the Trusts will be subject to several conditions imposed by the SEC to ensure that the interests of the shareholders are adequately protected. Among those conditions, within 90 days of a change to a Fund's sub-advisory arrangements, the Fund will provide shareholders with all information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would have been provided in a proxy statement if shareholder approval had been required.

            Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to the Adviser. The Adviser will continue to pay all sub-advisory fees from the advisory fees it receives from a particular Fund, similar to the payment arrangement already in place with Polaris. However, should a sub-adviser be replaced with another sub-adviser whose sub-advisory fee is lower than the prior sub-adviser, the Adviser will retain a greater portion of the advisory fee. Shareholders of a Fund will approve any change to a sub-advisory agreement if such change would result in an increase in the overall management and advisory fees payable by the Fund that have been approved by the shareholders of the Fund. The Adviser, directly or through sub-advisers, also will continue to provide the same level of portfolio management and oversight to the Funds.

COMPARISON OF CURRENT AND PROPOSED SELECTION PROCESS FOR SUB-ADVISERS

            Under  both  the  current   process  for  approval  of  sub-advisory
agreements and under the proposed process, any change in a sub-advisory agreement requires approval by the Board. In considering whether to appoint a sub-adviser, the Board will analyze the factors it considers relevant, including, but not limited to:

o    The nature, extent and quality of services provided by a sub-adviser;

o    The extent to which economies of scale will be realized;

o The experience and qualifications of the personnel providing sub-advisory services;

o    The  sub-adviser's   management  structure,   investment  philosophies  and
     processes and current assets under management;

o    The sub-adviser's compliance policies and procedures;

o The sub-adviser's performance, fees, brokerage and trading policies and investment style and processes;

o    Any benefits derived by the sub-adviser from soft dollar arrangements; and

o Other factors that the Board considers relevant to the sub-adviser's performance as an investment adviser.

            Under the current process for approval of sub-advisory agreements, both the Board and shareholders must approve any material change in sub-advisory agreements. Shareholder approval would be eliminated under the proposed process for approval of sub-advisory agreements. If the policy is approved, all sub-advisory agreements initially will be reviewed and approved by the Board and will be renewable from year to year only if approved by the Board. As presently is the case, under the proposed policy all sub-advisory agreements would be terminable on 60 days notice by the Board, the Adviser, a vote of shareholders, or the sub-adviser without the payment of a penalty by any party.

REQUIRED VOTE

            Approval of Proposal 2 by a Fund requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund entitled to vote, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the lesser of (a) 67 percent or more of the outstanding shares of the Fund represented at the Meeting, if the holders of more than 50 percent of the outstanding shares of the Fund are present at the Meeting or represented by proxy, or (b) more than 50 percent of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on Proposal 2. Holders of various classes of shares within a Fund will vote together on Proposal 2. It is possible that shareholders of one or more Funds will approve Proposal 2, while shareholders of the other Funds do not. If Proposal 2 is not approved by shareholders of a Fund, the Board will consider what other action is appropriate based upon the best interests of the shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AUTHORIZATION OF THE ADVISER, UPON APPROVAL OF THE BOARD, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

--------------------------------------------------------------------------------
                    OTHER MATTERS TO COME BEFORE THE MEETING
--------------------------------------------------------------------------------

         Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Ernst & Young LLP ("E&Y"), serves as the Independent Registered Public Accounting Firm of the Trusts. E&Y performs an annual audit of the financial statements of the Trusts and provides other accounting and tax services to the Trusts. The Trusts do not expect any representatives of E&Y to be present at the Meeting.

         AUDIT FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $639,110 and $626,200, respectively, by Allegiant Funds for professional services rendered for the audit of the Trust's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $17,500, respectively, by Allegiant Advantage Fund for professional services rendered for the audit of the Trust's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

         AUDIT-RELATED FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Funds for assurance and related services that are reasonably related to the performance of the audit of the Trust's financial statements and that are not reported above.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Advantage Fund for assurance and related services that are reasonably related to the performance of the audit of the Trust's financial statements and that are not reported above.

         TAX FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $5,500, respectively, by Allegiant Funds for professional services rendered for tax compliance, tax advice, tax planning and tax training. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Advantage Fund for professional services rendered for tax compliance, tax advice, tax planning and tax training. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

         ALL OTHER FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Funds for products and services other than the services reported above.

         For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y was paid $0 and $0, respectively, by Allegiant Advantage Fund for products and services other than the services reported above.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

         Pursuant to the Audit Committee Charter, the Audit Committee shall review and approve proposals for E&Y to provide audit services and permissible non-audit services to the Trusts and any non-audit services provided to any control affiliate of the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts. Pursuant to the Audit Committee Charter, The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Audit Committee. To date, the Audit Committee has not adopted such pre-approval procedures.

         The pre-approval requirement may be waived with respect to the provision of non-audit services if: (i) the aggregate amount of the non-audit services provided constitutes (a) not more than 5% of the total amount of revenues paid by the Trusts to E&Y (in the case of non-audit services provided to the Trusts) or (b) not more than 5% of the total amount of revenues paid by the control affiliate of the Trusts to E&Y (in the case of non-audit services provided to a control affiliate of the Trusts) during the fiscal year in which the non-audit services are provided that would have to be pre-approved by the Audit Committee; (ii) such non-audit services were not recognized by the Adviser or its control affiliate (that provides ongoing services to the Trusts) at the time of the engagement to be non-audit services; and (iii) such non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. For the fiscal years ended May 31, 2004 and May 31, 2005, the Audit Committee approved $0 and $0, respectively of non-audit services pursuant to this de minimus exception with respect to Allegiant Funds and $0 and $0, respectively, with respect to Allegiant Advantage Fund.

         NON-AUDIT FEES. For the fiscal years ended May 31, 2004 and May 31, 2005, E&Y did not bill the Trusts for products and services other than those reported above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Listed in Exhibit B are the persons that, to the knowledge of the Trusts, held beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


EXPENSES

         The Funds will bear the routine costs and expenses in connection with the shareholder meeting, provided that the Adviser will bear any costs and expenses, including solicitation expenses, in connection with Proposal 2.

SOLICITATION OF PROXIES

         Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser or the Funds' co-administrators, without compensation, may solicit by telephone or personal contact. In addition, MIS Corporation may be paid for the solicitation of proxies by telephone on behalf of the Funds at a cost of approximately $15,000.

ADVISER

         Allegiant Asset Management Company serves as each Fund's investment adviser. The Adviser's principal offices are located at 200 Public Square, 5th Floor, Cleveland, Ohio 44114. The Adviser is responsible for the management of the Funds, subject to oversight by the Board.

CO-ADMINISTRATORS

         PFPC Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 and NCB, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114 serve as co-administrators of the Funds. The co-administrators provide accounting and administration services to the Fund.

DISTRIBUTOR

         Professional Funds Distributor, LLC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Distributor of the Funds.

SHAREHOLDER PROPOSALS

         The Trusts are not required to hold annual meetings of shareholders. A special meeting of shareholders may be called at any time by the Board or on the written request of shareholders owning 20% of the outstanding shares entitled to vote. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trusts should send such proposal to Allegiant Funds at P.O. Box 8421, Boston, MA 02266-8421 or Allegiant Advantage Fund at P.O. Box 8163, Boston, MA 02266-8163. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trusts a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

DELIVERY OF PROXY STATEMENT

         The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to Allegiant Funds at P.O. Box 8421, Boston, MA 02266-8421 or by calling toll-free 1-800-622-FUND (3863); or by writing Allegiant Advantage
Fund at P.O. Box 8163, Boston, MA 02266-8163 or by calling toll-free 1-800-364-4890. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their placement agent or the Funds directly.


         PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                   Timothy L. Swanson, President
                                                                 Allegiant Funds
                                                        Allegiant Advantage Fund
                                                                    May 18, 2006

                           VOTE THIS PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

              CALL: To vote by phone, call toll-free 1-888-221-0697

                      and follow the recorded instructions.

                LOG-ON: Vote on the internet at WWW.PROXYWEB.COM

                       and follow the on-line directions.

          MAIL: Return the signed proxy card in the enclosed envelope.

                                               ALLEGIANT FUNDS AND
                                               ALLEGIANT ADVANTAGE FUND
                                               PROXY FOR A JOINT SPECIAL MEETING
                                               OF SHAREHOLDERS ON JUNE 26, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF ALLEGIANT FUNDS AND ALLEGIANT ADVANTAGE FUND (EACH A "TRUST" AND TOGETHER, THE "TRUSTS") and relates to the proposals with respect to the Trusts, for use at a Joint Special Meeting of Shareholders to be held on June 26, 2006 at 3:00 p.m. (Eastern Time) in the offices of the Trusts' Co-Administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints David C. Lebisky and Adam J. Shoffner, and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Joint Special Meeting of Shareholders of the Trusts, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Trusts which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse, and any other matters to come before the Joint Special Meeting, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Joint Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE TRUSTS AND PROXY STATEMENT DATED MAY 18, 2006.

                                                     YOUR VOTE IS IMPORTANT.

                                                IF  YOU   ARE  NOT   VOTING   BY
                                                INTERNET  OR  TELEPHONE,  PLEASE
                                                SIGN AND  DATE  THIS  PROXY  AND
                                                RETURN   IT   PROMPTLY   IN  THE
                                                ENCLOSED ENVELOPE.

                                                               Date:______, 2006

                                                --------------------------------


                                                --------------------------------

                                                Signature  (Joint  Owners) (SIGN
                                                IN THE BOX)

                                                Please sign exactly as name
                                                appears herein. If shares are
                                                held in the name of joint
                                                owners, each should sign.
                                                Attorneys-in-fact, executors,
                                                administrators, etc. should so
                                                indicate. If the shareholder is
                                                a corporation or partnership,
                                                please sign in full corporate or
                                                partnership name by authorized
                                                person.

Please  fill in one of the  boxes as shown  using
black or blue ink or number 2 pencil.                                        [X]
PLEASE DO NOT USE FINE POINT PENS.


This Proxy Card, if properly executed, will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted "FOR" each proposal. This proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Joint Special Meeting.


   The Board of Trustees of the Trusts unanimously recommends that you vote FOR the Proposals.



PROPOSALS

Proposal 1: Re-election of seven (7) existing Trustees and election of three
            (3) new Trustees.

            Nominees:  (1) John G. Breen; (2) John F. Durkott;
            (3) Richard W. Furst; (4) Gerald L. Gherlein; (5) Dale C. LaPorte;
            (6) Robert D. Neary; (7) Kathleen A. Obert; (8) Timothy L. Swanson;
            (9) Kelley J. Brennan; and (10) Dorothy A. Berry


            --------------------------------------------------------------------
            INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line above.

        [ ] FOR all nominees listed (except as noted in  [ ] WITHHOLD authority to vote for all
            space provided)                                  nominees listed


                                                                                        FOR     AGAINST     ABSTAIN
Proposal 2: To authorize Allegiant Asset Management Company, upon approval of the Board of Trustees, to enter into
            or amend sub-advisory agreements without shareholder                         [ ]       [ ]        [ ]
            approval. This proposal is subject to receipt of an Exemptive
            Order from the Securities and Exchange Commission.


Proposal 3: To transact such other  business as may properly come before the
            Meeting and any adjournments thereof.


CHECK HERE IF YOU PLAN TO ATTEND THE MEETING ( ___ PERSON(S) WILL ATTEND.)               [ ]


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A
                                 ALLEGIANT FUNDS

                            ALLEGIANT ADVANTAGE FUND

                          NOMINATING COMMITTEE CHARTER

         The Nominating Committee ("Committee") of the Board of Trustees of Allegiant Funds and Allegiant Advantage Fund (the "Trusts") shall consist of the independent Trustees of the Trusts ("Independent Trustees"), all of whom are "disinterested" (or independent) as defined is Section 2(a)(19) of the Investment Company Act of 1940 (the "Act"). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as non-interested members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

         In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust's investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. Persons selected must also be independent in terms of both the letter and the spirit of the Act. The Committee shall also consider the effect of any relationships beyond those delineated in the Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

         The Committee shall accept and review shareholder nominations for Independent Trustees. The Committee will evaluate the nominees' qualifications for Board membership and their independence from the Trust's investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A shareholder nomination for Independent Trustee may be submitted to the Trust by sending the nomination to the Trust's Secretary. The Secretary will submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

         Any nominations of "interested Trustees" (as defined in Section 2(a)(19) of the Act) may be considered by the entire Board of Trustees.

         Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust's next filing on Form N-CSR.

         The Committee shall meet as requested by the Trust's Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                                                       EXHIBIT B


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT AGGRESSIVE ALLOCATION A SHARES
FIRST CLEARING, LLC
ARCHIE SHANNON
GWYNNEVILLE, IN  46144-0131                                                                     8,193.650          6.19%

ALLEGIANT AGGRESSIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
JAMES M VALENTINO (IRA)
FCC AS CUSTODIAN
MENTOR, OH  44060-1655                                                                          8,642.236          5.86%

ALLEGIANT AGGRESSIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
GREGORY A KERNS (IRA)
FCC AS CUSTODIAN
WILLOWICK, OH  44095-4209                                                                      10,679.986          7.24%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROTH CONVERTED IRA
GEORGE P KERN
ALTAMONTE SPRINGS, FL  32701-2721                                                               6,986.028          7.30%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
PHILLIP L HARGIS (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS, IN  46229-1971                                                                    7,293.928          7.62%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
SANDRA L BUTTS IRA
FCC AS CUSTODIAN
SPENCER, IN  47460-6618                                                                        31,482.529         32.91%

ALLEGIANT AGGRESSIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
DARLENE K BRYAN (IRA)
FCC AS CUSTODIAN
WHITELAND, IN  46184-9710                                                                      17,309.214         18.09%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT AGGRESSIVE ALLOCATION I SHARES
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
LOC #3070
CLEVELAND, OH  44114-2226                                                                     269,760.773         42.96%

ALLEGIANT AGGRESSIVE ALLOCATION I SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                                                                     266,668.321         42.47%

ALLEGIANT AGGRESSIVE ALLOCATION I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                      72,917.931         11.61%

ALLEGIANT BALANCED ALLOCATION C SHARES
FIRST CLEARING, LLC
DOROTHEA M DUMDIE (IRA)
FCC AS CUSTODIAN
AURORA, IL  60505-5152                                                                          7,246.373          5.96%

ALLEGIANT BALANCED ALLOCATION C SHARES
FIRST CLEARING, LLC
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS, IN  46236-9735                                                                   10,931.251          9.00%

ALLEGIANT BALANCED ALLOCATION C SHARES
FIRST CLEARING, LLC
JOANN LUTES &
AIMEE L TELEGRAPHIC
CHARLEROI, PA  15022-9444                                                                       7,584.331          6.24%

ALLEGIANT BALANCED ALLOCATION C SHARES
FIRST CLEARING LLC
ARLENE C RADCLIFFE (IRA)
FCC AS CUSTODIAN
PITTSBURGH, PA  15210-3705                                                                      6,352.890          5.23%

ALLEGIANT BALANCED ALLOCATION I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                     760,278.207          6.43%

ALLEGIANT BALANCED ALLOCATION I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                     995,783.479          8.43%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT BALANCED ALLOCATION I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   4,030,614.279         34.10%

ALLEGIANT BALANCED ALLOCATION I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   5,308,770.575         44.92%

ALLEGIANT BOND B SHARES
FIRST CLEARING CORPORATION
DAVID P STEMPIEN (IRA)
FCC AS CUSTODIAN
QUINCY, MI  49082                                                                               6,023.968          7.94%

ALLEGIANT BOND B SHARES
FIRST CLEARING, LLC
DALE I ISENBERG (IRA)
FCC AS CUSTODIAN
LIMESTONE, NY  14753-9781                                                                       4,072.242          5.37%

ALLEGIANT BOND B SHARES
FIRST CLEARING, LLC
ANTONIO IOLI
DOMENIC ROMANELLI JTTEN
LEWIS CENTER, OH  43035-9270                                                                   11,006.382         14.51%

ALLEGIANT BOND C SHARES
RAYMOND JAMES & ASSOC INC
FBO FOUCHE IRA
ST PETERSBURG, FL  33716-1100                                                                   1,144.072          6.04%

ALLEGIANT BOND C SHARES
RAYMOND JAMES & ASSOC INC
FBO CULP CARL
ST PETERSBURG, FL  33716-1100                                                                   2,046.850         10.80%

ALLEGIANT BOND C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
MARLENE A MESA
MIDDLEBURG HEIGHTS, OH  44130-6768                                                              1,218.755          6.43%

ALLEGIANT BOND C SHARES
FIRST CLEARING, LLC
PETER P BOVA (SEP IRA)
FCC AS CUSTODIAN
BUTLER, PA  16001-7334                                                                          1,228.335          6.48%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT BOND C SHARES
FIRST CLEARING, LLC
HARRIET L GLENN
TOD REGISTRATION
PITTSBURGH, PA  15236-2354                                                                      8,247.698         43.53%

ALLEGIANT BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   4,230,746.853         11.37%

ALLEGIANT BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                  10,391,133.417         27.93%

ALLEGIANT BOND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   3,599,242.244          9.67%

ALLEGIANT BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                  16,500,910.852         44.35%

ALLEGIANT CONSERVATIVE ALLOCATION A SHARES
RAYMOND JAMES & ASSOC INC
FBO HARTMAN IRA
ST PETERSBURG, FL  33716-1100                                                                   6,646.811          9.57%

ALLEGIANT CONSERVATIVE ALLOCATION A SHARES
FIRST CLEARING, LLC
MARLENE M EVANS (IRA)
FCC AS CUSTODIAN
ALIQUIPPA, PA  15001-1119                                                                      10,840.232         15.61%

ALLEGIANT CONSERVATIVE ALLOCATION A SHARES
FIRST CLEARING, LLC
THIEL COLLEGE
GREENVILLE, PA  16125-2186                                                                     16,148.356         23.25%

ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
IRVIN C O'DELL AND
GENA M O'DELL
MOORESVILLE, IN  46158-6201                                                                     5,643.652          5.67%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
RUTH V TRESSLER IRA R/O
FCC AS CUSTODIAN
EUCLID, OH  44119-1556                                                                          5,185.167          5.21%

ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
WILLIAM R WILLERT IRA
FCC AS CUSTODIAN
EUCLID, OH  44132-2527                                                                          6,342.249          6.37%

ALLEGIANT CONSERVATIVE ALLOCATION B SHARES
FIRST CLEARING, LLC
ALAN K ROME  (TOD)
MENTOR, OH  44060-1623                                                                         10,757.413         10.80%

ALLEGIANT CONSERVATIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
BETTY J STURGILL  (TOD)
AMA ULTRA
RUSSELL, KY  41169-1667                                                                         3,250.559          5.58%

ALLEGIANT CONSERVATIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
PITTSBURGH, PA  15236-2354                                                                     13,434.792         23.05%

ALLEGIANT CONSERVATIVE ALLOCATION C SHARES
FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH, PA  15226-1836                                                                     7,687.253         13.19%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
CLEVELAND, OH  44114-2226                                                                     286,487.579         40.21%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                                                                     283,238.500         39.75%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                      46,604.455          6.54%

ALLEGIANT CONSERVATIVE ALLOCATION I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                      54,610.392          7.67%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
NATIONAL CITY MI/IL CORPORATE SWEEP
CUSTOMER CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                                                                   94,965,000.000         25.84%

ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS, OH  43222-1419                                                                   61,791,819.320         16.81%

ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
PITTSBURGH, PA  15222-4802                                                                118,860,000.000         32.34%

ALLEGIANT GOVERNMENT MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                                                                 66,571,383.450         18.12%

ALLEGIANT GOVERNMENT MONEY MARKET I SHARES
NATIONAL CITY BANK
CLEVELAND, OH  44135-1389                                                                 450,027,033.002         87.10%

ALLEGIANT GOVERNMENT MORTGAGE A SHARES
FIRST CLEARING, LLC
TWIN CITY EDUCATION
EAST CHICAGO, IN  46312-3308                                                                  114,079.231          6.17%

ALLEGIANT GOVERNMENT MORTGAGE A SHARES
FIRST CLEARING, LLC
E CHGO COMM DEV FOUNDATION INC
ATTN  RUSSELL TAYLOR
COLLATERAL ACCOUNT
RICHMOND, VA  23219                                                                           160,183.973          8.66%

ALLEGIANT GOVERNMENT MORTGAGE I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                  18,176,642.935         66.49%

ALLEGIANT GOVERNMENT MORTGAGE I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   3,484,199.129         12.74%

ALLEGIANT GOVERNMENT MORTGAGE I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   2,005,645.672          7.34%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT GOVERNMENT MORTGAGE I SHARES
SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   3,254,074.149         11.90%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND A SHARES
CAREN M PETERSON
ROCKFORD, IL  61107-1354                                                                       31,347.968          5.16%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND A SHARES
NFS LLC FEBO
SPENCER D & SUSAN D ERNST TTEE
SPENCER D ERNST & SUSAN D ERNST
CLEVELAND, MO  64734-9011                                                                      46,623.888          7.67%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
SHARON S YATES
INDIANAPOLIS, IN  46229-6040                                                                    5,104.419         11.46%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
EAST TAWAS, MI  48730-9330                                                                      9,861.933         22.15%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
NFS LLC FEBO #
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
EAST TAWAS, MI  48730-9330                                                                      9,886.700         22.20%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
FRANCES M SCHMIDT TRUST
FRANCES M SCHMIDT TTEE
TRAVERSE CITY, MI  49686-1971                                                                   2,429.543          5.46%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
BEAR STEARNS SECURITIES CORP.
BROOKLYN, NY  11201-3870                                                                        3,446.230          7.74%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND B SHARES
THEODORE H STEIN
DOLORES A STEIN JTWROS
BRISTOL, TN  37620-2957                                                                         2,508.419          5.63%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND C SHARES
ROBERTO E DENIS
HEIDI M DENIS JT TEN
GENEVA, FL  32732-9254                                                                          1,363.065         34.33%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT INTERMEDIATE TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
PATRICIA ANN GALLIHER
AMA ACCOUNT (TOD)
ASHLAND, KY  41101-7115                                                                         2,020.163         50.87%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND C SHARES
FRANK J SHANNON III
MANASSAS, VA  20112-2000                                                                          532.812         13.42%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                  10,132,597.744         86.43%

ALLEGIANT INTERMEDIATE TAX EXEMPT BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   1,257,629.740         10.73%

ALLEGIANT INTERMEDIATE BOND C SHARES
FIRST CLEARING LLC
SAMUEL E TAYLOR REVOCABLE TRUST
SAMUEL E TAYLOR TTEE
MARCO ISLAND, FL  34145-5224                                                                    9,778.379         22.01%

ALLEGIANT INTERMEDIATE BOND C SHARES
UBS FINANCIAL SERVICES INC FBO
UBS-FINSVC CDN FBO
ELITE BEN-YOSEF
WEEHAWKEN, NJ  07086-8154                                                                       3,674.717          8.27%

ALLEGIANT INTERMEDIATE BOND C SHARES
UBS FINANCIAL SERVICES INC FBO
UBS-FINSVC CDN FBO
ELDAD BEN-YOSEF
WEEHAWKEN, NJ  07086-8154                                                                       3,568.728          8.03%

ALLEGIANT INTERMEDIATE BOND C SHARES
FIRST CLEARING, LLC
HARRIET L GLENN
TOD REGISTRATION
PITTSBURGH, PA  15236-2354                                                                      6,365.674         14.33%

ALLEGIANT INTERMEDIATE BOND C SHARES
FIRST CLEARING, LLC
RICHARD W BLACKBURN, IRA R/O
FCC AS CUSTODIAN
KIAWAH ISLAND, SC  29455-5811                                                                   6,650.723         14.97%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT INTERMEDIATE BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   9,591,365.015         24.64%

ALLEGIANT INTERMEDIATE BOND I SHARES
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   6,186,779.295         15.89%

ALLEGIANT INTERMEDIATE BOND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   2,072,867.444          5.33%

ALLEGIANT INTERMEDIATE BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                  17,891,462.443         45.96%

ALLEGIANT INTERMEDIATE BOND I SHARES
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
OAKS, PA  19456                                                                             1,981,554.658          5.09%

ALLEGIANT INTERNATIONAL EQUITY C SHARES
FIRST CLEARING CORPORATION
IRONWORKERS JOINT
APPRENTICESHIP PROGRAM
INDIANAPOLIS, IN  46202-2041                                                                    4,871.994          6.66%

ALLEGIANT INTERNATIONAL EQUITY C SHARES
ROBERT A PALUMBO
KINNELON, NJ  07405-3318                                                                       16,905.533         23.10%

ALLEGIANT INTERNATIONAL EQUITY C SHARES
FIRST CLEARING, LLC
JAMES LEVIN AND
JILL LEVIN
CLEVELAND, OH  44113-2948                                                                       4,362.050          5.96%

ALLEGIANT INTERNATIONAL EQUITY I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   4,178,209.345         22.78%

ALLEGIANT INTERNATIONAL EQUITY I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   1,844,684.911         10.06%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT INTERNATIONAL EQUITY I SHARES
KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
CLEVELAND, OH  44101-4871                                                                   3,168,587.300         17.28%

ALLEGIANT INTERNATIONAL EQUITY I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4984                                                                   8,041,022.972         43.84%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
DEBORAH A MENDENHALL
HARRY H ADKINS JTWROS
CLEARWATER, FL  33758-4099                                                                      2,408.927          6.68%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
FIRST CLEARING, LLC
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
MELBOURNE, FL  32940-1793                                                                       3,056.298          8.48%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
DARYL H WILL
OVIEDO, FL  32765-8999                                                                          3,021.907          8.38%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
FIRST CLEARING, LLC
TIMOTHY PRESBREY
AURORA, IL  60505-5308                                                                          2,044.151          5.67%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
FIRST CLEARING, LLC
BETTY J STURGILL  (TOD)
AMA ULTRA
RUSSELL, KY  41169-1667                                                                         2,646.433          7.34%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
STATE STREET BANK & TRUST CO
CUST FOR SEP IRA OF
STEPHEN M ANDRASSY
PARMA HEIGHTS, OH  44130-3001                                                                   1,956.703          5.43%

ALLEGIANT LARGE CAP CORE EQUITY C SHARES
FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE, OH  43150-9641                                                                       3,676.094         10.20%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT LARGE CAP CORE EQUITY I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                  14,202,466.131         77.29%

ALLEGIANT LARGE CAP CORE EQUITY I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH 4101-4777                                                                     1,900,770.212         10.34%

ALLEGIANT LARGE CAP CORE EQUITY I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   1,184,823.847          6.45%

ALLEGIANT LARGE CAP GROWTH A SHARES
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY CORP SAVINGS PLAN
WESTWOOD, MA  02090-2318                                                                    4,681,261.612         75.48%

ALLEGIANT LARGE CAP GROWTH C SHARES
FIRST CLEARING CORPORATION
IRONWORKERS JOINT
APPRENTICESHIP PROGRAM
INDIANAPOLIS, IN  46202-2041                                                                    2,727.593          6.17%

ALLEGIANT LARGE CAP GROWTH C SHARES
DEAN WITTER FOR THE BENEFIT OF
STEPHEN ELEY
NEW YORK, NY  10008-0250                                                                        4,018.503          9.09%

ALLEGIANT LARGE CAP GROWTH C SHARES
MORGAN STANLEY DW INC CUST FOR
RICHARD A GREENE
NEW YORK, NY  10008-0250                                                                        5,279.934         11.95%

ALLEGIANT LARGE CAP GROWTH C SHARES
DEAN WITTER FOR THE BENEFIT OF
DENNIS F FEELEY
NEW YORK, NY  10008-0250                                                                        2,796.210          6.33%

ALLEGIANT LARGE CAP GROWTH C SHARES
FIRST CLEARING LLC
CAROLYN A PAGEL (IRA)
FCC AS CUSTODIAN
LAKEWOOD, OH  44107-3601                                                                        3,178.504          7.19%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT LARGE CAP GROWTH I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   2,640,383.865         11.32%

ALLEGIANT LARGE CAP GROWTH I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   8,452,183.147         36.24%

ALLEGIANT LARGE CAP GROWTH I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   4,283,899.719         18.37%

ALLEGIANT LARGE CAP GROWTH I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   6,048,305.111         25.93%

ALLEGIANT LARGE CAP VALUE C SHARES
A G EDWARDS & SONS INC C/F
ROGER TIMOTHY SLATTERY
ROLLOVER IRA ACCOUNT
ALAMEDA, CA  94501-5330                                                                         2,480.627          7.76%

ALLEGIANT LARGE CAP VALUE C SHARES
DEBORAH A MENDENHALL
HARRY H ADKINS JTWROS
CLEARWATER, FL  33758-4099                                                                      1,701.139          5.32%

ALLEGIANT LARGE CAP VALUE C SHARES
FIRST CLEARING, LLC
MAHFOUZ H RIZK (IRA R/O)
FCC AS CUSTODIAN
CRESTHILL, IL  60435-1560                                                                       2,114.165          6.61%

ALLEGIANT LARGE CAP VALUE C SHARES
A G EDWARDS & SONS INC
CHARLES HUNGERFORD
ROLLOVER IRA ACCOUNT
SAINT LOUIS, MO  63103-2287                                                                     5,254.541         16.43%

ALLEGIANT LARGE CAP VALUE C SHARES
A G EDWARDS & SONS INC
JEFFRY BUTLER &
LYSSA BUTLER
ST LOUIS, MO  63103-2287                                                                        1,985.413          6.21%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT LARGE CAP VALUE I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   6,851,603.173         22.20%

ALLEGIANT LARGE CAP VALUE I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   5,651,350.185         18.31%

ALLEGIANT LARGE CAP VALUE I SHARES
SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   2,033,361.305          6.59%

ALLEGIANT LARGE CAP VALUE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                  14,268,999.914         46.24%

ALLEGIANT LIMITED MATURITY BOND A SHARES
FIRST CLEARING CORPORATION
THE JOHN HENRY COMPANY
LANSING, MI  48906-9111                                                                        40,440.606          8.15%

ALLEGIANT LIMITED MATURITY BOND A SHARES
FIRST CLEARING, LLC
STEEL CITY CORPORATION
COLLATERAL ACCOUNT
YOUNGSTOWN, OH  44501-1227                                                                     48,732.943          9.82%

ALLEGIANT LIMITED MATURITY BOND C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
ALAN G YOUNG
MAITLAND, FL  32751-4223                                                                       14,580.862         26.93%

ALLEGIANT LIMITED MATURITY BOND C SHARES
RAYMOND JAMES & ASSOC INC
FBO BONNER O
ST PETERSBURG, FL  33716-1100                                                                   3,709.199          6.85%

ALLEGIANT LIMITED MATURITY BOND C SHARES
FIRST CLEARING, LLC
WILLIAM R GILBERT
WINTHROP HARBOR, IL  60096-1537                                                                 5,339.397          9.86%

ALLEGIANT LIMITED MATURITY BOND C SHARES
FIRST CLEARING, LLC
FARRELL HENDERSON AND
PATRICIA HENDERSON
INDIANAPOLIS, IN  46205-1957                                                                    8,258.981         15.25%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT LIMITED MATURITY BOND I SHARES
SHELDON & CO. (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   5,777,783.452         31.73%

ALLEGIANT LIMITED MATURITY BOND I SHARES
SHELDON & CO TTEE
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   1,390,453.336          7.64%

ALLEGIANT LIMITED MATURITY BOND I SHARES
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS
CLEVELAND, OH  44101-4984                                                                   9,076,819.595         49.85%

ALLEGIANT LIMITED MATURITY BOND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   1,256,910.635          6.90%

ALLEGIANT LIMITED MATURITY BOND B SHARES
FIRST CLEARING, LLC
EUGENE KUS
SHIRLEY KUS
CHAGRIN FALLS, OH  44022-4015                                                                   9,162.484         10.13%

ALLEGIANT LIMITED MATURITY BOND B SHARES
FIRST CLEARING, LLC
DAVID J DYER
ELSIE L DYER
GROVE CITY, OH  43123-9448                                                                      6,226.715          6.88%

ALLEGIANT LIMITED MATURITY BOND B SHARES
FIRST CLEARING, LLC
LILLIAN E MEREDITH  TOD
MICHAEL MEREDITH &
WILLOUGHBY, OH  44094-5767                                                                      5,265.870          5.82%

ALLEGIANT LIMITED MATURITY BOND B SHARES
FIRST CLEARING, LLC
THOMAS M KASSON (DECEDENT IRA)
BEVERLY ANN KASSON (BENE)
FCC AS CUSTODIAN
RICHMOND, VA  23219                                                                             7,567.102          8.36%

ALLEGIANT MI INTERMEDIATE MUNI BOND A SHARES
FIRST CLEARING, LLC
MORRIS LIVING TRUST
REBECCA J MORRIS TTEE
MUNSTER, IN  46321-4387                                                                       102,920.331          5.71%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MI INTERMEDIATE MUNI BOND A SHARES
FIRST CLEARING, LLC
PATRICK F OWENS
ELEANOR KRETZ
BIRCH RUN, MI  48415-8728                                                                     181,548.030         10.07%

ALLEGIANT MI INTERMEDIATE MUNI BOND A SHARES
FIRST CLEARING, LLC
GERALD G FRERICKS
JANET A FRERICKS
ROYAL OAK, MI  48073-2348                                                                     135,051.770          7.49%

ALLEGIANT MI INTERMEDIATE MUNI BOND A SHARES
NFS LLC FEBO
BANK OF AMERICA NA
WILLIAM BUTLER TUA
DALLAS, TX  75283-1575                                                                        172,426.848          9.56%

ALLEGIANT MI INTERMEDIATE MUNI BOND B SHARES
FIRST CLEARING, LLC
ERICH K GAERTNER AND
BARBARA J GAERTNER
BAY CITY, MI  48706-3868                                                                        9,073.466         12.43%

ALLEGIANT MI INTERMEDIATE MUNI BOND B SHARES
FIRST CLEARING, LLC
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
EAST TAWAS, MI  48730-9330                                                                      9,443.604         12.94%

ALLEGIANT MI INTERMEDIATE MUNI BOND B SHARES
NFS LLC FEBO #
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
EAST TAWAS, MI  48730-9330                                                                      9,547.201         13.08%

ALLEGIANT MI INTERMEDIATE MUNI BOND B SHARES
FIRST CLEARING, LLC
TIMOTHY P. HIGGINS
KATHLEEN M. HIGGINS
NORTHVILLE, MI  48168-4363                                                                     11,445.491         15.68%

ALLEGIANT MI INTERMEDIATE MUNI BOND B SHARES
FIRST CLEARING, LLC
RICHARD T. BAILEY & SHIRLEY A.
BAILEY REV TR ROYAL OAK, MI  48067-2036                                                        17,601.802         24.11%

ALLEGIANT MI INTERMEDIATE MUNI BOND C SHARES
RAYMOND JAMES & ASSOC INC
FBO FOX TR
ST PETERSBURG, FL  33716-1100                                                                   3,785.584         23.01%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MI INTERMEDIATE MUNI BOND C SHARES
FIRST CLEARING, LLC
RAIMONDS T ZIEMELIS
MUSKEGON, MI  49445-2630                                                                        2,092.575         12.72%

ALLEGIANT MI INTERMEDIATE MUNI BOND C SHARES
FIRST CLEARING, LLC
SAMI M BARAKA
RIVERVIEW, MI  48193-8168                                                                       9,562.760         58.13%

ALLEGIANT MI INTERMEDIATE MUNI BOND C SHARES
ARMOND W MOORE
THREE RIVERS, MI  49093-1492                                                                    1,009.288          6.14%

ALLEGIANT MI INTERMEDIATE MUNI BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   5,231,138.769         84.34%

ALLEGIANT MI INTERMEDIATE MUNI BOND I SHARES
SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                     792,007.731         12.77%

ALLEGIANT MID CAP GROWTH C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK, FL  32789-5736                                                                     1,344.480          5.91%

ALLEGIANT MID CAP GROWTH C SHARES
STATE STREET BANK & TRUST CO CUST
ROTH CONTRIBUTION IRA
C DAVID MILLER
WINTER PARK, FL  32789-5736                                                                     2,355.415         10.35%

ALLEGIANT MID CAP GROWTH C SHARES
FIRST CLEARING, LLC
MAHFOUZ H RIZK (IRA R/O)
FCC AS CUSTODIAN
CRESTHILL, IL  60435-1560                                                                       3,852.080         16.92%

ALLEGIANT MID CAP GROWTH C SHARES
FIRST CLEARING CORPORATION
JOSEPH HOOLEY (IRA)
FCC AS CUSTODIAN
STRONGSVILLE, OH  44136-8916                                                                    1,467.505          6.45%

ALLEGIANT MID CAP GROWTH C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
STRONGSVILLE, OH  44149-1023                                                                    1,826.207          8.02%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MID CAP GROWTH I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                     659,158.963         34.20%

ALLEGIANT MID CAP GROWTH I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                     201,175.181         10.44%

ALLEGIANT MID CAP GROWTH I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                     849,484.370         44.07%

ALLEGIANT MID CAP GROWTH I SHARES
SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                     174,984.868          9.08%

ALLEGIANT MID CAP VALUE A SHARES
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA  94104-4122                                                                  99,810.420         13.59%

ALLEGIANT MID CAP VALUE A SHARES
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH  43218-2029                                                                       48,139.948          6.55%

ALLEGIANT MID CAP VALUE I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                     748,191.979         11.33%

ALLEGIANT MID CAP VALUE I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   3,282,275.573         49.68%

ALLEGIANT MID CAP VALUE I SHARES
SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   2,086,448.107         31.58%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MID CAP VALUE R SHARES
STATE STREET BANK & TRUST CO CUST
ROTH CONTRIBUTION IRA
GARRY MARCUS STOUGH II
TUCSON, AZ  85730-4559                                                                            255.162         64.01%

ALLEGIANT MID CAP VALUE R SHARES
GARY F CHRISTIAN
MELANIE M CHRISTIAN JT TEN
UPLAND, CA  91786-2506                                                                             48.991         12.29%

ALLEGIANT MID CAP VALUE R SHARES
ERIC P LUNDBERG
LITTLEFIELD, TX  79339-4808                                                                        73.394         18.41%

ALLEGIANT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS, OH  43222-1419                                                                   48,024,665.030          5.85%

ALLEGIANT MONEY MARKET A SHARES
NATIONAL CITY MI/IL CORPORATE SWEEP
CUSTOMER CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                                                                  221,471,835.770         26.97%

ALLEGIANT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS, OH  43222-1419                                                                  208,268,795.630         25.36%

ALLEGIANT MONEY MARKET A SHARES
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
PITTSBURGH, PA  15222-4802                                                                151,560,000.000         18.45%

ALLEGIANT MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                                                                132,914,741.690         16.18%

ALLEGIANT MONEY MARKET B SHARES
FIRST CLEARING CORPORATION
IL ASSN OF SCHOOL
SPRINGFIELD, IL  62702-4627                                                                   104,288.530         11.54%

ALLEGIANT MONEY MARKET B SHARES
FIRST CLEARING, LLC
MILDRED E MAY
LOUISVILLE, KY  40205-2116                                                                     87,327.390          9.66%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MONEY MARKET B SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
JOHN H KING
AKRON, OH  44319-1847                                                                          49,991.850          5.53%

ALLEGIANT MONEY MARKET B SHARES
FIRST CLEARING, LLC
STEPHEN L EATON (IRA)
FCC AS CUSTODIAN
GROVE CITY, OH  43123-3642                                                                     55,775.120          6.17%

ALLEGIANT MONEY MARKET B SHARES
JOHN CRAVEN GENERAL AGENCY INC
JOHN C CRAVEN
SPRINGFIELD, OH  45504-4906                                                                   113,657.480         12.58%

ALLEGIANT MONEY MARKET C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE SEP IRA OF
DAVID M STRONG
ORLANDO, FL  32828-7133                                                                        10,000.001          8.57%

ALLEGIANT MONEY MARKET C SHARES
RAYMOND JAMES & ASSOC INC
FBO GRAVES IRA
ST PETERSBURG, FL  33716-1100                                                                  23,766.890         20.38%

ALLEGIANT MONEY MARKET C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK, FL  32789-5736                                                                    44,331.970         38.01%

ALLEGIANT MONEY MARKET C SHARES
FIRST CLEARING, LLC
HELEN V DAVIS
INDIANAPOLIS, IN  46219-5555                                                                    8,881.360          7.62%

ALLEGIANT MONEY MARKET C SHARES
KYLE W TEN BROEKE GDN
FBO JOSEF TEN BROEKE
GRAND RAPIDS, MI  49503-3382                                                                   10,773.140          9.24%

ALLEGIANT MONEY MARKET I SHARES
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                                                                 301,834,266.570         14.40%

ALLEGIANT MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                                                               1,605,935,487.900         76.62%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MULTI-FACTOR SM CAP CORE A SHARES
FIRST CLEARING, LLC
WILLIAM J EVANS (IRA)
FCC AS CUSTODIAN
DANVILLE, IN  46122-1406                                                                          557.076          6.55%

ALLEGIANT MULTI-FACTOR SM CAP CORE A SHARES
FIRST CLEARING, LLC
CHRISTINA K MOORE (IRA)
FCC AS CUSTODIAN
PENDLETON, IN  46064-9000                                                                       1,300.781         15.29%

ALLEGIANT MULTI-FACTOR SM CAP CORE A SHARES
FIRST CLEARING, LLC
MARGARET A AHLER IRA
FCC AS CUSTODIAN
RENSSELAER, IN  47978-2756                                                                        819.672          9.63%

ALLEGIANT MULTI-FACTOR SM CAP CORE A SHARES
FIRST CLEARING, LLC
KIMBERLY L DECKER (IRA)
FCC AS CUSTODIAN
CERESCO, MI  49033-9775                                                                           986.193         11.59%

ALLEGIANT MULTI-FACTOR SM CAP CORE A SHARES
FIRST CLEARING, LLC
KATHLEEN A OBERT
HUDSON, OH  44236-4415                                                                          1,440.346         16.93%

ALLEGIANT MULTI-FACTOR SM CAP CORE A SHARES
FIRST CLEARING, LLC
JOHN R HOHENBERGER (IRA)
FCC AS CUSTODIAN
N ROYALTON, OH  44133-3183                                                                        461.453          5.42%

ALLEGIANT MULTI-FACTOR SM CAP CORE A SHARES
KATHLEEN T BARR
WILLIAM P SCANLON JT WROS
ROCKY RIVER, OH  44116-1148                                                                       844.594          9.93%

ALLEGIANT MULTI-FACTOR SM CAP CORE C SHARES
PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA, PA  19406-1212                                                                     1.000        100.00%

ALLEGIANT MULTI-FACTOR SM CAP CORE I SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                                                                     547,272.654         92.56%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MULTI-FACTOR SM CAP CORE I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                      44,003.451          7.44%

ALLEGIANT MULTI-FACTOR SM CAP FC VAL A SHARES
MARILOU C HITT
BRIAN E HITT JT TEN
ORANGE VILLAGE, OH  44022-1669                                                                  1,612.903         99.37%

ALLEGIANT MULTI-FACTOR SM CAP FC VAL C SHARES
PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA, PA  19406-1212                                                                     1.000        100.00%

ALLEGIANT MULTI-FACTOR SM CAP FC VAL I SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                                                                     546,566.752        100.00%

ALLEGIANT MULTI-FACTOR SM CAP GROWTH A SHARES
FIRST CLEARING, LLC
BRUNO M GRENCI (IRA)
FCC AS CUSTODIAN
CARMEL, IN  46032-9238                                                                            344.365         18.45%

ALLEGIANT MULTI-FACTOR SM CAP GROWTH A SHARES
FIRST CLEARING, LLC
LARRY G LOOK JR (IRA)
FCC AS CUSTODIAN
SOUTHGATE, MI  48195-3715                                                                         128.662          6.89%

ALLEGIANT MULTI-FACTOR SM CAP GROWTH A SHARES
FIRST CLEARING, LLC
JOSEPH T MCCARTIN
TERESA J MCCARTIN
BRECKSVILLE, OH  44141-3344                                                                       511.771         27.42%

ALLEGIANT MULTI-FACTOR SM CAP GROWTH A SHARES
TIMOTHY M MAHONEY
COLLEEN M MAHONEY JT TEN
CHAGRIN FALLS, OH  44022-2504                                                                     195.503         10.48%

ALLEGIANT MULTI-FACTOR SM CAP GROWTH A SHARES
GREGORY R WELLS
RACHEL WELLS JT TEN
MEDINA, OH 44256-8999                                                                             162.064          8.68%

ALLEGIANT MULTI-FACTOR SM CAP GROWTH A SHARES
KATHLEEN T BARR
WILLIAM P SCANLON JT WROS
ROCKY RIVER, OH  44116-1148                                                                       431.034         23.10%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MULTI-FACTOR SM CAP GROWTH C SHARES
PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA, PA  19406-1212                                                                     1.000        100.00%

ALLEGIANT MULTI-FACTOR SM CAP GROWTH I SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                                                                     520,698.990        100.00%

ALLEGIANT MULTI-FACTOR SM CAP VALUE A SHARES
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA  94104-4122                                                                 715,148.315          7.11%

ALLEGIANT MULTI-FACTOR SM CAP VALUE A SHARES
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY SAVINGS PLAN
WESTWOOD, MA  02090-2318                                                                    4,632,435.945         46.04%

ALLEGIANT MULTI-FACTOR SM CAP VALUE A SHARES
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH  43218-2029                                                                    1,551,808.236         15.42%

ALLEGIANT MULTI-FACTOR SM CAP VALUE I SHARES
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO, CA  94104-4122                                                               6,198,370.297         20.21%

ALLEGIANT MULTI-FACTOR SM CAP VALUE I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   2,788,170.486          9.09%

ALLEGIANT MULTI-FACTOR SM CAP VALUE I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   1,537,704.300          5.01%

ALLEGIANT MULTI-FACTOR SM CAP VALUE I SHARES
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   7,068,590.994         23.04%

ALLEGIANT MULTI-FACTOR SM CAP VALUE I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   3,466,362.119         11.30%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT MULTI-FACTOR SM CAP VALUE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   5,912,260.291         19.27%

ALLEGIANT OH INTER TAX EXEMPT BOND A SHARES
FIRST CLEARING, LLC
LUIGI CASTELLI
MARIA M CASTELLI
WESTLAKE, OH  44145-4914                                                                       92,430.099          8.60%

ALLEGIANT OH INTER TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
EDWARD J HOJDAR AND
GERI HOJDAR
BEDFORD, OH  44146-3459                                                                         7,177.656          8.00%

ALLEGIANT OH INTER TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
ROBERT L FINE
COLUMBUS, OH  43204-4827                                                                        9,389.076         10.47%

ALLEGIANT OH INTER TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
ARLINE S KELLER REVOC TRUST
ROGER F KELLER TTEE
HUDSON, OH  44236-1869                                                                          4,710.064          5.25%

ALLEGIANT OH INTER TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
AINA L SCHUSTER
OLMSTED FALLS, OH  44138-2426                                                                   5,130.774          5.72%

ALLEGIANT OH INTER TAX EXEMPT BOND B SHARES
FIRST CLEARING, LLC
SAMUEL J PUCCINELLI JR TRUST
SAMUEL J PUCCINELLI JR TRUSTEE
WESTLAKE, OH  44145-2977                                                                        4,905.852          5.47%

ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
J DAVID STEIN
CENTERVILLE, OH  45458-2419                                                                     4,898.256          8.29%

ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
JAMES LEVIN AND
JILL LEVIN
CLEVELAND, OH  44113-2948                                                                       4,587.180          7.77%

ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
ROSALIA H STOJOVIC
CLEVELAND, OH  44114-4517                                                                       4,047.703          6.85%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
EDWARD W MATTHEWS AND
JOYCE E MATTHEWS
COLUMBUS, OH  43235-3431
                                                                                                4,887.119          8.28%
ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
VIRGILENE K ROLLINGS
DAYTON, OH  45426-1838                                                                          7,897.273         13.37%

ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
RUSSELL W BROOKS AND
LAVERNE M BROOKS JTWROS
INDEPENDENCE, OH  44131-3342                                                                    3,034.082          5.14%

ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE, OH  43150-9641                                                                      10,023.459         16.97%

ALLEGIANT OH INTER TAX EXEMPT BOND C SHARES
FIRST CLEARING, LLC
ANNA M GASCOIGNE NIXON
AIKEN, SC  29803-5239                                                                           9,006.520         15.25%

ALLEGIANT OH INTER TAX EXEMPT BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   2,221,965.739         17.12%

ALLEGIANT OH INTER TAX EXEMPT BOND I SHARES
SHELDON & CO
CLEVELAND, OH  44101-4984                                                                  10,359,387.935         79.82%

ALLEGIANT OHIO MUNI MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS, OH  43222-1419                                                                   35,974,734.420         47.01%

ALLEGIANT OHIO MUNI MONEY MARKET A SHARES
NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
COLUMBUS, OH  43222-1419                                                                   30,191,229.760         39.45%

ALLEGIANT OHIO MUNI MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                                                                  9,140,243.620         11.94%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT OHIO MUNI MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                                                                 235,701,898.010         72.98%

ALLEGIANT OHIO MUNI MONEY MARKET I SHARES
NATCITY INVESTMENTS INC
ATTN LISA SMITH OPERATIONS DEPT
CLEVELAND, OH  44114-3007                                                                  32,937,027.830         10.20%

ALLEGIANT OHIO MUNI MONEY MARKET I SHARES
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS, OH  43222-1419                                                                   50,688,256.360         15.69%

ALLEGIANT PA INTERMEDIATE MUNI BOND A SHARES
NFS LLC FEBO
TIMOTHY R BURNS
EIGHTY FOUR, PA  15330-2139                                                                    11,975.631          7.11%

ALLEGIANT PA INTERMEDIATE MUNI BOND A SHARES
FIRST CLEARING, LLC
HAROLD A LEWIS
BETTY L LEWIS
HERMITAGE, PA  16148-2903                                                                       9,687.524          5.75%

ALLEGIANT PA INTERMEDIATE MUNI BOND A SHARES
FIRST CLEARING, LLC
ELVA A LONGWELL &
RICHARD L KNOWLES
SHARON, PA  16146-2419                                                                         16,603.668          9.85%

ALLEGIANT PA INTERMEDIATE MUNI BOND A SHARES
FIRST CLEARING, LLC
JOAN A WICKERHAM
SHARPSVILLE, PA  16150-1814                                                                    20,713.160         12.29%

ALLEGIANT PA INTERMEDIATE MUNI BOND A SHARES
FIRST CLEARING, LLC
HELGA A SUHR
LONGS, SC  29568-5857                                                                           8,587.149          5.10%

ALLEGIANT PA INTERMEDIATE MUNI BOND C SHARES
FIRST CLEARING, LLC
MARTHA BAIRD
GREENVILLE, PA  16125-7804                                                                     27,849.834         36.76%

ALLEGIANT PA INTERMEDIATE MUNI BOND C SHARES
FIRST CLEARING, LLC
CHARLES F GROVER
GREENVILLE, PA  16125-9731                                                                      7,191.424          9.49%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT PA INTERMEDIATE MUNI BOND C SHARES
FIRST CLEARING, LLC
PAUL CRISSMAN
JANE CRISSMAN
HERMITAGE, PA  16148-7107                                                                      28,087.946         37.07%

ALLEGIANT PA INTERMEDIATE MUNI BOND C SHARES
FIRST CLEARING, LLC
OLGA VOLPI
PAOLI, PA  19301-1380                                                                           4,810.558          6.35%

ALLEGIANT PA INTERMEDIATE MUNI BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                     522,044.333         12.08%

ALLEGIANT PA INTERMEDIATE MUNI BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   3,708,606.613         85.84%

ALLEGIANT PA TAX EXEMPT MONEY MARKET A SHARES
REICH & TANG SERVICES INC
FBO VARIOUS CUSTOMERS
ATTN CHRIS GILL
NEW YORK, NY  10020-2302                                                                    4,096,518.020         10.33%

ALLEGIANT PA TAX EXEMPT MONEY MARKET A SHARES
PENNSYLVANIA
NATIONAL CITY BANK OF PENNSYLVANIA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                                                                   15,325,958.540         38.65%

ALLEGIANT PA TAX EXEMPT MONEY MARKET A SHARES
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
PITTSBURGH, PA  15222-4802                                                                 15,534,000.000         39.18%

ALLEGIANT PA TAX EXEMPT MONEY MARKET I SHARES
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                                                                  86,267,735.310         97.61%

ALLEGIANT S & P 500 INDEX C SHARES
RAYMOND JAMES & ASSOC INC
FBO ARMADA IRA
ST PETERSBURG, FL  33716-1100                                                                   8,782.437          5.80%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT S & P 500 INDEX C SHARES
FIRST CLEARING, LLC
LYMAN F NARTEN IRA R/O
FCC AS CUSTODIAN
CHAGRIN FALLS, OH  44022-2674                                                                   8,205.460          5.42%

ALLEGIANT S&P 500 INDEX A SHARES
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS, OH  43218-2029                                                                    1,587,384.263         68.65%

ALLEGIANT S&P 500 INDEX FUND I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                   2,087,805.535         13.14%

ALLEGIANT S&P 500 INDEX FUND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   1,711,551.014         10.77%

ALLEGIANT S&P 500 INDEX FUND I SHARES
SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   2,723,929.585         17.15%

ALLEGIANT S&P 500 INDEX FUND I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   8,420,736.471         53.00%

ALLEGIANT S&P 500 INDEX R SHARES
MG TRUST COMPANY CUST. FBO
GENESIS CORP.
DENVER, CO  80202-3531                                                                         36,773.959         55.21%

ALLEGIANT S&P 500 INDEX R SHARES
WILMINGTON TRUST COMP CUST FBO
KIRKER ENTERPRISES, INC NON-UNION
C/O MUTUAL FUNDS
WILMINTON, DE  19899-8971                                                                      27,597.178         41.43%

ALLEGIANT SMALL CAP CORE A SHARES
FIRST CLEARING, LLC
TOMCAT DEVELOPMENT LLC
BAY CITY, MI  48706-8705                                                                       28,248.588          9.95%

ALLEGIANT SMALL CAP CORE A SHARES
FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS, MO  63110-3731                                                                    18,995.867          6.69%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT SMALL CAP CORE B SHARES
RAYMOND JAMES & ASSOC INC
FBO WILLIAMS IRA
ST PETERSBURG, FL  33716-1100                                                                   4,574.474         12.70%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
RONALD E BOOHER (IRA)
FCC AS CUSTODIAN
FORT WAYNE, IN  46816-3518                                                                      2,056.842          5.71%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
ANNE H LITTLEFIELD
FORT WAYNE, IN  46815-6519                                                                      3,971.425         11.02%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
DENISE G MORGAN (IRA)
FCC AS CUSTODIAN
LOUISVILLE, KY  40272-2779                                                                      2,246.181          6.23%

ALLEGIANT SMALL CAP CORE B SHARES
BEAR STEARNS SECURITIES CORP.
BROOKLYN, NY  11201-3870                                                                        2,583.000          7.17%

ALLEGIANT SMALL CAP CORE B SHARES
FIRST CLEARING, LLC
FRANCIS ALAN SENGER
JOYCE L SENGER
FAYETTEVILLE, PA  17222-9652                                                                    1,804.564          5.01%

ALLEGIANT SMALL CAP CORE C SHARES
STATE STREET BANK & TRUST CO
CUST FOR THE IRA OF
RICHARD T KOLAR
OVIEDO, FL  32765-6470                                                                          7,157.420          9.62%

ALLEGIANT SMALL CAP CORE C SHARES
NFS LLC FEBO
NFS/FMTC IRA
FBO ROBERT J HOLMES JR
WINTER SPRINGS, FL  32708-5928                                                                 10,382.060         13.96%

ALLEGIANT SMALL CAP CORE C SHARES
NFS LLC FEBO
NFS/FMTC IRA
FBO NATHAN A HARRELL
OVERLAND PARK, KS  66223-2979                                                                   6,690.141          9.00%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT SMALL CAP CORE I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   4,986,331.204         28.72%

ALLEGIANT SMALL CAP CORE I SHARES
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   5,049,007.693         29.08%

ALLEGIANT SMALL CAP CORE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   7,296,778.648         42.03%

ALLEGIANT SMALL CAP GROWTH C SHARES
STERNE AGEE & LEACH INC.
BIRMINGHAM, AL  35209-4542                                                                      5,015.470         23.10%

ALLEGIANT SMALL CAP GROWTH C SHARES
FIRST CLEARING, LLC
BRIAN GOEDKEN
JILL GOEDKEN
RICHMOND, VA  23219                                                                             2,036.858          9.38%

ALLEGIANT SMALL CAP GROWTH C SHARES
RAYMOND JAMES & ASSOC INC
FBO CULP CARL
ST PETERSBURG, FL  33716-1100                                                                   1,257.903          5.79%

ALLEGIANT SMALL CAP GROWTH C SHARES
FIRST CLEARING, LLC
TIMOTHY PRESBREY
AURORA, IL  60505-5308                                                                          1,093.866          5.04%

ALLEGIANT SMALL CAP GROWTH C SHARES
JAMES D BECKER
BRENDA L BECKER
LIVONIA, MI  48154-3415                                                                         1,169.425          5.39%

ALLEGIANT SMALL CAP GROWTH I SHARES
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                     759,696.895         35.16%

ALLEGIANT SMALL CAP GROWTH I SHARES
SHELDON & CO
TRUST MUTUAL FDS
CLEVELAND, OH  44101-4777                                                                     559,273.690         25.89%

ALLEGIANT SMALL CAP GROWTH I SHARES
SHELDON & CO
CLEVELAND, OH  44101-4984                                                                     216,382.822         10.02%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT TAX EXEMPT MONEY MARKET A SHARES
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
COLUMBUS, OH  43222-1419                                                                   25,256,008.390         12.47%

ALLEGIANT TAX EXEMPT MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                                                                119,924,269.020         59.21%

ALLEGIANT TAX EXEMPT MONEY MARKET I SHARES
NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                                                                 330,734,688.780         88.26%

ALLEGIANT TOTAL RETURN ADVANTAGE A SHARES
FIRST CLEARING, LLC
FRANK LEONETTI JR TRUST
ALBERT LEONETTI TTEE
CHAGRIN FALLS, OH  44023-2114                                                                  72,120.958         12.95%

ALLEGIANT TOTAL RETURN ADVANTAGE B SHARES
RAYMOND JAMES & ASSOC INC
FBO PATTEN IRA
ST PETERSBURG, FL  33716-1100                                                                  10,474.180          9.03%

ALLEGIANT TOTAL RETURN ADVANTAGE B SHARES
BEAR STEARNS SECURITIES CORP.
BROOKLYN, NY  11201-3870                                                                        9,456.252          8.15%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
DEBORAH A MENDENHALL
HARRY H ADKINS JTWROS
CLEARWATER, FL  33758-4099                                                                       2,670.887         12.00%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
RAYMOND JAMES & ASSOC INC
FBO GALE IRA
ST PETERSBURG, FL  33716-1100                                                                   1,472.614          6.62%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
RAYMOND JAMES & ASSOC INC
FBO REDFERN IRA
ST PETERSBURG, FL  33716-1100                                                                   1,347.009          6.05%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
FIRST CLEARING, LLC
MAHFOUZ H RIZK (IRA R/O)
FCC AS CUSTODIAN
CRESTHILL, IL  60435-1560                                                                       7,992.008         35.91%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
FIRST CLEARING, LLC
DORIS M COURTNEY
T O D ACCT
KALAMAZOO, MI  49006-4045                                                                       1,263.590          5.68%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
FIRST CLEARING, LLC
SOUTH SUBURBAN MONTESSORI
CAPITAL IMPROVEMENT FUND
BRECKSVILLE, OH  44141-2590                                                                     1,323.868          5.95%

ALLEGIANT TOTAL RETURN ADVANTAGE C SHARES
FIRST CLEARING, LLC
VIRGINIA M GILLESPIE
PROSPECT, OH  43342-9553                                                                        1,190.555          5.35%

ALLEGIANT TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   1,729,511.845          5.33%

ALLEGIANT TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   9,702,235.739         29.90%

ALLEGIANT TOTAL RETURN ADVANTAGE I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   5,928,662.941         18.27%

ALLEGIANT TREASURY MONEY MARKET A SHARES
NATIONAL CITY MI/IL CORPORATE SWEEP
CUSTOMER CASH MANAGEMENT OPERATIONS
COLUMBUS, OH  43222-1419                                                                    1,638,000.000         16.23%

ALLEGIANT TREASURY MONEY MARKET A SHARES
WHEAT FIRST SECURITIES
GLEN ALLEN, VA  23058-6629                                                                  7,391,214.430         73.24%

ALLEGIANT TREASURY MONEY MARKET I SHARES
NATIONAL CITY BANK
CLEVELAND, OH  44135-1389                                                                 165,748,122.370         93.21%

ALLEGIANT TREASURY MONEY MARKET I SHARES
NATIONAL CITY BANK
CLEVELAND, OH  44135-1389                                                                  10,244,986.480          5.76%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT ULTRA SHORT BOND A SHARES
FIRST CLEARING, LLC
THE COLUMBUS ACADEMY
ATTN: MAGGIE KOERNER
CHIEF FINANCIAL OFFICER
RICHMOND, VA  23219                                                                           113,592.970         72.03%

ALLEGIANT ULTRA SHORT BOND I SHARES
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
CLEVELAND, OH  44114-3484                                                                   1,609,471.673         15.50%

ALLEGIANT ULTRA SHORT BOND I SHARES
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                   3,387,344.655         32.61%

ALLEGIANT ULTRA SHORT BOND I SHARES
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                     985,226.111          9.49%

ALLEGIANT ULTRA SHORT BOND I SHARES
SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                   4,205,331.775         40.49%

ALLEGIANT ADVANTAGE INSTL MM FUND ADV CL
PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA, PA  19406-1212                                                                    10.000        100.00%

ALLEGIANT ADVANTAGE INSTL MM FUND INSTL CL
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4777                                                                 206,250,977.120         15.21%

ALLEGIANT ADVANTAGE INSTL MM FUND INSTL CL
WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND, OH  44101-4984                                                                 131,636,818.010          9.71%

ALLEGIANT ADVANTAGE INSTL MM FUND INSTL CL
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                                                                 486,310,934.270         35.87%

                                                                                               SHARES
FUND NAME AND CLASS/ SHAREHOLDER                                                             OUTSTANDING        PERCENTAGE
ALLEGIANT ADVANTAGE INSTL MM FUND INSTL CL
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND, OH  44135-1389                                                                 156,545,512.200         11.55%

ALLEGIANT ADVANTAGE INSTL MM FUND INSTL CL
LCA VISION INC
CINCINNATI, OH  45236-4348                                                                 89,747,169.360          6.62%